               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                                                                     MAY 1, 2001

                                    PROFILE

                                   REGATTA-NY
                               VARIABLE AND FIXED
                                    ANNUITY

      THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE FULL PROSPECTUS WHICH ACCOMPANIES THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY.

      1. THE REGATTA-NY ANNUITY

      The Regatta-NY Annuity is a single payment deferred annuity contract ("Contract") designed for use in connection with retirement and deferred compensation plans, some of which may qualify for favorable federal income tax treatment. The Contract is intended to help you achieve your retirement savings or other long-term investment goals.

      The Contract has two phases: an Accumulation Phase and an Income Phase. During the Accumulation Phase, any investment earnings under your Contract accumulate on a tax-deferred basis and are taxed as income only when withdrawn. You determine the length of the Accumulation Phase. During the Income Phase, we make annuity payments in amounts determined in part by the amount of money you have accumulated under your Contract during the Accumulation Phase. You choose when the Income Phase begins.

      You may choose among 10 variable investment options and a range of fixed options. For a variable investment return you choose one or more Sub-Accounts in our Variable Account, each of which invests in shares of a corresponding series of the MFS/Sun Life Series Trust (collectively, the "Series") listed in Section
4. The value of any portion of your Contract allocated to the Sub-Accounts will fluctuate up or down depending on the performance of the Series you select, and you may experience losses. For a fixed interest rate, you may choose one or more Guarantee Periods offered in our Fixed Account, each of which earns its own Guaranteed Interest Rate if you keep your money in that Guarantee Period for the specified length of time.

      The Contract is designed to meet your need for investment flexibility. Until we begin making annuity payments under your Contract, you can, subject to certain limitations, transfer money between options up to 12 times each year without a transfer charge or adverse tax consequences.

      2. ANNUITY PAYMENTS (THE INCOME PHASE)

      Just as you can elect to have your Contract value accumulate on either a variable or fixed basis, or a combination of both, you can elect to receive annuity payments on either a variable or fixed basis or both. If you choose to have any part of your annuity payments come from the Sub-Accounts, the dollar amount of your annuity payments may fluctuate.

      The Contract offers a variety of annuity options. You can select from among the following methods of receiving either variable or fixed annuity payments under your Contract: (1) monthly payments continuing for your lifetime (assuming you are the annuitant); (2) monthly payments for your lifetime, but with payments continuing to your chosen beneficiary for a specified number of years if you die before the end of the period you have selected; (3) monthly payments for your lifetime and the life of another person (usually your spouse) you have chosen; and (4) monthly payments for a specified number of years, with a cash-out option for variable payments. You can also select a fixed payment option where we will hold the amount applied to provide fixed annuity payments with interest accrued at the rate we determine from time to time, which will be at least 4% per year. We may also agree to other annuity options at our discretion.

      Once the Income Phase begins, you cannot change your choice of annuity payment method.

      3. PURCHASING A CONTRACT

      You may purchase a Contract for $5,000 or more, under most circumstances. We will not accept a purchase payment over $1 million unless we have approved the payment in advance.

      4. ALLOCATION OPTIONS

      You can allocate your money among Sub-Accounts investing in the following Series of the MFS/ Sun Life Series Trust:

Capital Appreciation Series                    Managed Sectors Series
Global Governments Series                      Massachusetts Investors Trust Series
Global Growth Series                           Money Market Series
Government Securities Series                   Total Return Series
High Yield Series                              Utilities Series

      Market conditions will determine the value of an investment in any Series. Each Series is described in the prospectus of the MFS/Sun Life Series Trust.

      In addition to these variable options, you may also allocate your money to one or more of the Guarantee Periods we make available. For each Guarantee Period, we offer a Guaranteed Interest Rate for the specified length of time.

      5. EXPENSES

      The charges under the Contracts are as follows:

      We impose an annual Account Fee of $30. We also deduct insurance charges (which include an administrative expense charge) equal to 1.40% per year of the average daily value of the Contract allocated among the Sub-Accounts.

      There are no sales charges when you purchase your Contract. However, if you withdraw money from your Contract, we will, with certain exceptions, impose a withdrawal charge. Your Contract allows a "free withdrawal amount," which you may withdraw before you incur the withdrawal charge. The rest of your withdrawal is subject to a withdrawal charge equal to a percentage of your withdrawal and is determined in accordance with the table below. The percentage varies according to the Contract Year in which you make the withdrawal.

                       NUMBER OF
                     CONTRACT YEARS
                    PURCHASE PAYMENT
                      HAS BEEN IN
                      YOUR ACCOUNT      WITHDRAWAL CHARGE
                    ----------------    -----------------
                      1                         6%
                      2                         6%
                      3                         5%
                      4                         5%
                      5                         4%
                      6                         4%
                      7                         3%
                      8 or more                 0%

      If you withdraw, transfer, or annuitize money allocated to a Guarantee Period more than 30 days before the expiration date of the Guarantee Period, the amount will be subject to a Market Value Adjustment. This adjustment reflects the relationship between our current Guaranteed Interest Rates and the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if your Guaranteed Interest Rate is lower than the relevant current rate, the adjustment will decrease your Contract value. Similarly, if your Guaranteed Interest Rate is higher than the relevant current rate, the adjustment will increase your Contract value.

      In addition to the charges we impose under the Contracts, there are charges (which include management fees and operating expenses) imposed by each Series, which range from 0.58% to 1.04% of the average net assets of the Series, depending upon which Series you have selected. The investment adviser has agreed to waive or reimburse a portion of expenses for some of the Series; without this agreement, Series expenses could be higher. Some of these arrangements may be terminated after one year, or earlier if the Series Fund's Board of Trustees agrees.

      The following chart is designed to help you understand the expenses you will incur under your Contract, if you invest in one or more of the Sub-Accounts. The column "Total Annual Expenses" shows the sum of the "Total Annual Insurance Charges," as defined just above the chart, and the total expenses for each Series. The next two columns show two examples of the expenses, in dollars, you would pay under a Contract. The examples assume that you invested $1,000 in a Contract which earns 5% annually and that you withdraw your money (1) at the end of one year or (2) at the end of 10 years. For the first year, the Total Annual Expenses are deducted, as well as withdrawal charges. For year 10, the example shows the aggregate of all of the annual expenses deducted for the 10 years, but there is no withdrawal charge.

      "Total Annual Insurance Charges" of 1.50% as shown in the table below include the insurance charges of 1.40%, plus an additional 0.10%, which is used to represent the $30 annual Account Fee based on an assumed Contract value of $35,000. The actual impact of the Account Fee may be greater or less than 0.10%, depending upon the value of your Contract.

                                                                                                       EXAMPLES:
                                                       TOTAL ANNUAL   TOTAL ANNUAL     TOTAL         TOTAL EXPENSES
                                                        INSURANCE         FUND         ANNUAL            AT END
SUB-ACCOUNT                                              CHARGES        EXPENSES      EXPENSES     1 YEAR    10 YEARS
-----------                                            ------------   ------------   ----------   --------   ---------
Capital Appreciation Series..........................     1.50%          0.75%         2.25%        $78        $258
Global Governments Series............................     1.50%          0.94%         2.44%        $80        $278
Global Growth Series.................................     1.50%          1.04%         2.54%        $81        $288
Government Securities Series.........................     1.50%          0.62%         2.12%        $77        $245
High Yield Series....................................     1.50%          0.83%         2.33%        $79        $267
Managed Sectors Series...............................     1.50%          0.76%         2.26%        $79        $260
Massachusetts Investors Trust Series.................     1.50%          0.60%         2.10%        $77        $243
Money Market Series..................................     1.50%          0.58%         2.08%        $77        $241
Total Return Series..................................     1.50%          0.70%         2.20%        $78        $253
Utilities Series.....................................     1.50%          0.80%         2.30%        $79        $264

      For more detailed information about Contract fees and expenses, please refer to the fee table and discussion of Contract charges contained in the full Prospectus which accompanies this Profile.

      6. TAXES

      Your earnings are not taxed until you take them out of your Contract. If you take money out, earnings come out first and are taxed as income. If your Contract is funded with pretax or tax deductible dollars (such as with a pension or IRA contribution) -- we call this a Qualified Contract -- your entire withdrawal will be taxable. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the earnings. Annuity payments during the Income Phase are considered in part a return of your original investment. That portion of each payment is not taxable except under a Qualified Contract, in which case the entire payment will be taxable. In all cases, you should consult with your tax adviser for specific tax information.

      7. ACCESS TO YOUR MONEY

      You can withdraw money from your Contract at any time during the Accumulation Phase. During the first 7 Account Years, 10% of your Purchase Payment may be withdrawn each year without the imposition of a withdrawal charge. All other amounts you withdraw during the first 7 Contract Years will be subject to a withdrawal charge ranging from 6% to 0% of your Purchase Payment. You may also be required to pay income tax and possible tax penalties on any money you withdraw.

      We do not assess a withdrawal charge upon annuitization or transfers. In addition, there may be other circumstances under which we may waive the withdrawal charge.

      In addition to the withdrawal charge, amounts you withdraw, transfer or annuitize from the Fixed Account before your Guarantee Period has ended may be subject to a Market Value Adjustment.

      8. PERFORMANCE

      If you invest in one or more Sub-Accounts, the value of your Contract will increase or decrease depending upon the investment performance of the Series you choose.

      The following chart shows total returns for investment in the Sub-Accounts where the corresponding Series has at least one full calendar year of operations. The returns reflect all charges and deductions of the Series and Sub-Accounts and deduction of the annual Account Fee. They do not reflect deduction of any withdrawal charges or premium taxes. These charges, if included, would reduce the performance numbers shown. Past performance is not a guarantee of future results.

                                                                  CALENDAR YEAR
                                           -----------------------------------------------------------
 SUB-ACCOUNT                                2000     1999     1998     1997     1996    1995     1994
 -----------                               -------  -------  -------  -------  ------  -------  ------
 Capital Appreciation Series.............  (12.73)%  30.79%   26.83%   21.33%  19.70%   32.51%   (5.03)%
 Global Governments Series...............   (0.19)%  (6.51)%  13.77%   (2.24)%  3.11%   14.00%   (5.91)%
 Global Growth Series....................  (14.42)%  65.00%   12.87%   13.63%  11.42%   14.29%    1.40%
 Government Securities Series............   10.50%   (3.29)%   7.13%    7.15%   0.11%   15.92%   (3.61)%
 High Yield Series.......................   (8.16)%   5.36%   (0.88)%  11.55%  10.46%   15.32%   (3.68)%
 Managed Sectors Series..................  (22.01)%  83.04%   10.62%   23.80%  15.86%   30.34%   (3.38)%
 Massachusetts Investors Trust Series....   (1.37)%   5.71%   22.03%   30.04%  23.57%   35.44%   (2.57)%
 Money Market Series.....................    4.41%    3.23%    3.48%    3.52%   3.37%    3.90%    2.17%
 Total Return Series.....................   15.10%    1.40%   10.10%   20.18%  12.38%   24.93%   (3.71)%
 Utilities Series........................    5.42%   29.44%   15.86%   30.80%  18.57%   30.48%   (6.36)%

      9. DEATH BENEFIT

      If the Annuitant dies before the Contract reaches the Income Phase, the beneficiary will receive a death benefit. To calculate the death benefit, we use a "Death Benefit Date," which is the earliest date we have both due proof of death and a written request specifying the manner of payment.

      The death benefit is the greatest of:

     (1) the value of the Contract on the Death Benefit Date;

     (2) the amount we would pay in the event of a full surrender of the Contract on the Death Benefit Date;

     (3) the value of the Contract on the most recent 7-year anniversary of the Contract, adjusted for any partial withdrawals and charges made after that anniversary;

     (4) your Purchase Payment less any partial withdrawals; and

     (5) the value of the Contract on the Contract anniversary immediately preceding the Death Benefit Date, so long as the Annuitant is less than 80 years old on the date of death.

      10. OTHER INFORMATION

      FREE LOOK. If you cancel your Contract within 10 days after receiving it, we will send you the value of your Contract as of the day we received your cancellation request (this may be more or less than the original purchase payment) and we will not deduct a withdrawal charge.

      NO PROBATE. In most cases, when you die, the beneficiary will receive the death benefit without going through probate. However, avoiding probate does not mean that the beneficiary will not have tax liability as a result of receiving the death benefit.

      WHO SHOULD PURCHASE A CONTRACT? The Contract is designed for those seeking long-term tax deferred accumulation of assets and annuity features, generally for retirement or other long-term purposes. The tax-deferred feature is most attractive to purchasers in high federal and state income tax brackets. You should note that qualified retirement investment automatically provide tax deferral, regardless of whether the underlying Contract is an annuity. You should not buy a Contract if you are looking for a short-term investment or if you cannot risk a decrease in the value of your investment.

      CONFIRMATIONS AND QUARTERLY STATEMENTS. You will receive a confirmation of each transaction within your Contract. On a quarterly basis, you will receive a complete statement of your transactions over the past quarter and a summary of your account values during that period.

      11. INQUIRIES

      If you would like more information about buying a Contract, please contact your broker or registered representative. If you have any other questions, please contact us at:

     SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
     P.O. BOX 9141
     BOSTON, MASSACHUSETTS 02117
     TELEPHONE: TOLL FREE (800) 447-7569

                                                                      PROSPECTUS
                                                                     MAY 1, 2001

                                   REGATTA-NY

      Sun Life Insurance and Annuity Company of New York and Sun Life (N.Y.) Variable Account C offer the flexible payment deferred annuity contracts described in this Prospectus to individuals.

      You may choose among 10 variable investment options and a range of fixed options. The variable options are Sub-Accounts in the Variable Account. Each Sub-Account invests in one of the following series of the MFS/Sun Life
Series Trust (the "Series Fund"), a mutual fund advised by our affiliate, Massachusetts Financial Services Company:

Capital Appreciation Series                    Managed Sectors Series
Global Governments Series                      Massachusetts Investors Trust Series
Global Growth Series                           Money Market Series
Government Securities Series                   Total Return Series
High Yield Series                              Utilities Series

      The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

      THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE SERIES FUND. PLEASE READ THIS PROSPECTUS AND THE SERIES FUND PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP THEM FOR FUTURE REFERENCE. THEY CONTAIN IMPORTANT INFORMATION ABOUT THE CONTRACT AND THE SERIES FUND.

      We have filed a Statement of Additional Information dated May 1, 2001 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 33 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Service Address") or by telephoning (800) 447-7569. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

      THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

      THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      ANY REFERENCE IN THIS PROSPECTUS TO RECEIPT BY US MEANS RECEIPT AT THE FOLLOWING ADDRESS:

           SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
           P.O. BOX 9141
           BOSTON, MASSACHUSETTS 02117

                               TABLE OF CONTENTS

                                                                PAGE
Special Terms                                                        4
Expense Summary                                                      4
Summary of Contract Expenses                                         4
Series Fund Annual Expenses                                          5
Examples                                                             6
Condensed Financial Information                                      7
The Annuity Contract                                                 7
Communicating To Us About Your Contract                              7
Sun Life Insurance and Annuity Company of New York                   8
The Variable Account                                                 8
Variable Account Options: The MFS/Sun Life Series Trust              8
The Fixed Account                                                   10
The Fixed Account Options: The Guarantee Periods                    10
The Accumulation Phase                                              10
    Issuing Your Contract                                           10
    Amount and Frequency of Purchase Payments                       11
    Allocation of Net Purchase Payments                             11
    Your Account                                                    11
    Your Account Value                                              11
    Variable Account Value                                          11
    Fixed Account Value                                             12
    Transfer Privilege                                              13
Withdrawals, Withdrawal Charge and Market Value Adjustment          14
    Cash Withdrawals                                                14
    Withdrawal Charge                                               15
    Market Value Adjustment                                         16
Contract Charges                                                    16
    Account Fee                                                     16
    Administrative Expense Charge                                   17
    Mortality and Expense Risk Charge                               17
    Premium Taxes                                                   17
    Series Fund Expenses                                            17
Death Benefit                                                       17
    Amount of Death Benefit                                         18
    Method of Paying Death Benefit                                  18
    Selection and Change of Beneficiary                             18
    Payment of Death Benefit                                        18
    Due Proof of Death                                              19
The Income Phase -- Annuity Provisions                              19
    Selection of the Annuitant or Co-Annuitant                      19
    Selection of the Annuity Commencement Date                      19
    Annuity Options                                                 20
    Selection of Annuity Option                                     21
    Amount of Annuity Payments                                      21
    Exchange of Variable Annuity Units                              22
    Account Fee                                                     22
    Annuity Payment Rates                                           22
    Annuity Options as Method of Payment for Death Benefit          22

Other Contract Provisions                                           23
    Exercise of Contract Rights                                     23
    Change of Ownership                                             23
    Death of Owner                                                  23
    Voting of Series Fund Shares                                    24
    Periodic Reports                                                24
    Substitution of Securities                                      25
    Change in Operation of Variable Account                         25
    Splitting Units                                                 25
    Modification                                                    25
    Right to Return                                                 26
Tax Considerations                                                  26
    Deductibility of Purchase Payments                              26
    Pre-Distribution Taxation of Contracts                          26
    Distributions and Withdrawals from Non-Qualified
     Contracts                                                      27
    Distribution and Withdrawals from Qualified Contracts           27
    Withholding                                                     28
    Investment Diversification and Control                          28
    Tax Treatment of the Company and the Variable Account           28
    Qualified Retirement Plans                                      28
    Pension and Profit-Sharing Plans                                28
    Tax-Sheltered Annuities                                         29
    Individual Retirement Accounts                                  29
    Roth IRAs                                                       29
Administration of the Contracts                                     30
Distribution of the Contracts                                       30
Performance Information                                             30
Available Information                                               31
Incorporation of Certain Documents by Reference                     31
State Regulation                                                    32
Legal Proceedings                                                   32
Accountants                                                         32
Financial Statements                                                33
Table of Contents of Statement of Additional Information            33
Appendix A -- Glossary                                              35
Appendix B -- Condensed Financial Information-- Accumulation
 Unit Values                                                        38
Appendix C -- Withdrawals, Withdrawal Charges and the Market
 Value Adjustment                                                   39

                                 SPECIAL TERMS

      Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

                                EXPENSE SUMMARY

      The purpose of the following table is to help you understand the costs and expenses that you will bear directly and indirectly under a Contract WHEN YOU ALLOCATE MONEY TO THE VARIABLE ACCOUNT. The table reflects expenses of the Variable Account as well as of each Series of the Series Fund. The table should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus, and with the Series Fund prospectus. In addition to the expenses listed below, we may deduct premium taxes.

                          SUMMARY OF CONTRACT EXPENSES

TRANSACTION EXPENSES
Sales Load Imposed on Purchase Payments.....................   $  0
Deferred Sales Load (as a percentage of Purchase Payment
  withdrawn) (1)
  Contract Years
    1.......................................................      6%
    2.......................................................      6%
    3.......................................................      5%
    4.......................................................      5%
    5.......................................................      4%
    6.......................................................      4%
    7.......................................................      3%
    8 or more...............................................      0%
Transfer Fee (2)............................................   $  0
ANNUAL ACCOUNT FEE per Contract                                $ 30
VARIABLE ACCOUNT ANNUAL EXPENSES (as a percentage of average
  Variable Account assets)
  Mortality and Expense Risk Charge.........................   1.25%
  Administrative Expense Charge.............................   0.15%
  Other Fees and Expenses of the Variable Account...........   0.00%
                                                              -----
Total Variable Account Annual Expenses......................   1.40%

------------------------

(1) A portion of your Account may be withdrawn each year without imposition of any withdrawal charge, and after 7 Contract Years there will be no withdrawal charge.

(2) A Market Value Adjustment may be imposed on amounts transferred from or within the Fixed Account.

                        SERIES FUND ANNUAL EXPENSES (1)
                      (AS A PERCENTAGE OF FUND NET ASSETS)

                                                                                TOTAL ANNUAL FUND
                                                                OTHER FUND          EXPENSES
                                                MANAGEMENT    EXPENSES AFTER    AFTER AND BEFORE
FUND                                               FEES      REIMBURSEMENT(2)   REIMBURSEMENT(2)
----                                            ----------   ----------------   -----------------
Capital Appreciation Series...................    0.71%           0.04%               0.75%
Global Governments Series.....................    0.75%           0.19%               0.94%
Global Growth Series..........................    0.90%           0.14%               1.04%
Government Securities Series..................    0.55%           0.07%               0.62%
High Yield Series.............................    0.75%           0.08%               0.83%
Managed Sectors Series........................    0.71%           0.05%               0.76%
Massachusetts Investors Trust Series..........    0.55%           0.05%               0.60%
Money Market Series...........................    0.50%           0.08%               0.58%
Total Return Series...........................    0.66%           0.04%               0.70%
Utilities Series..............................    0.72%           0.08%               0.80%

------------------------

(1) The information relating to Fund expenses was provided by the Fund and we have not independently verified it. You should consult the Fund prospectus for more information about Fund expenses. All expense figures are shown after expense reimbursements or waivers, except for the bracketed figures which show what the expense figures would have been absent reimbursement. All expense figures are based on actual expenses for the fiscal year ended December 31, 2000.

(2) Each Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. Each Fund may enter into such other arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Fund Expenses" in the table. Had these fee reimbursements been taken into account, "Total Annual Fund Expenses" for certain of the Funds would be as follows:

Capital Appreciation Series.................................   0.74%
Global Governments Series...................................   0.93%
Global Growth Series........................................   1.03%
High Yield Series...........................................   0.82%
Massachusetts Investors Trust Series........................   0.59%
Total Return Series.........................................   0.69%
Utilities Series............................................   0.79%

                                    EXAMPLES

      If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $30,000 and a 5% annual return:

FUND                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
----                                                          --------   --------   --------   --------
Capital Appreciation Series.................................    $78        $120       $162       $258
Global Governments Series...................................    $80        $125       $171       $278
Global Growth Series........................................    $81        $128       $176       $288
Government Securities Series................................    $77        $116       $156       $245
High Yield Series...........................................    $79        $122       $166       $267
Managed Sectors Series......................................    $79        $120       $163       $260
Massachusetts Investors Trust Series........................    $77        $115       $155       $243
Money Market Series.........................................    $77        $115       $154       $241
Total Return Series.........................................    $78        $118       $160       $253
Utilities Series............................................    $79        $121       $165       $264

      If you do NOT surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming all average Contract size of $30,000 and a 5% annual return:

FUND                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
----                                                          --------   --------   --------   --------
Capital Appreciation Series.................................    $23        $70        $120       $258
Global Governments Series...................................    $25        $76        $130       $278
Global Growth Series........................................    $26        $79        $135       $288
Government Securities Series................................    $22        $66        $114       $245
High Yield Series...........................................    $24        $73        $125       $267
Managed Sectors Series......................................    $23        $71        $121       $260
Massachusetts Investors Trust Series........................    $21        $66        $113       $243
Money Market Series.........................................    $21        $65        $112       $241
Total Return Series.........................................    $22        $69        $118       $253
Utilities Series............................................    $23        $72        $123       $264

      THE EXAMPLES SHOULD NOT BE CONSIDERED TO BE REPRESENTATIONS OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN.

                        CONDENSED FINANCIAL INFORMATION

      Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix B.

                              THE ANNUITY CONTRACT

      Sun Life Insurance and Annuity Company of New York (the "Company", "we" or "us") and Sun Life (NY) Variable Account C (the "Variable Account") offer the Regatta-NY Annuity on an individual basis for use in connection with retirement plans. We issue an individual Contract to each Owner.

      In this Prospectus, unless we state otherwise, we refer to Owners of Contracts as "you".

      The Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which your Purchase Payment is allocated to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make payments based on the amount you have accumulated. The Contract provides tax deferral, so that you do not pay taxes on your earnings under the Contract until you withdraw them. It provides a death benefit if you die during the Accumulation Phase. Finally, if you so elect, during the Income Phase we will make payments to you or someone else for life or for another period that you choose.

      You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your benefits will be responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from different types of investments. With these options, you assume all investment risk under the Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate, which is 3% per year, compounded annually.

      The Contracts are designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contracts are also designed so that they may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all others as "Non-Qualified Contracts."

                    COMMUNICATING TO US ABOUT YOUR CONTRACT

      All materials sent to us, including your Purchase Payment, must be sent to us at our Service Address as set forth on the first page of this Prospectus.

      For all telephone communications, you must call (800) 447-7569. Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Service Address. However, we will consider your Purchase Payment, withdrawal requests and transfer instructions to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or
(2) after 4:00 p.m., Eastern Time.

      When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

      We are a stock life insurance company incorporated under the laws of New York on May 25, 1983. We do business exclusively in New York. Our Home Office mailing address is 122 E. 42nd Street, Suite 1900, New York, New York 10017.

      We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

                              THE VARIABLE ACCOUNT

      We established the Variable Account as a separate account on October 18, 1985, pursuant to a resolution of our Board of Directors. Under New York insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

      The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Series of the MFS/Sun Life Series Trust (the "Series Fund"). All amounts allocated to the Variable Account will be used to purchase Series Fund shares as designated by you at their net asset value. Any and all distributions made by the Series Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes will, in effect, be made by redeeming the number of Series Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Series Fund shares at all times.

                           VARIABLE ACCOUNT OPTIONS:
                         THE MFS/SUN LIFE SERIES TRUST

      The MFS/Sun Life Series Trust (the "Series Fund") is an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate Massachusetts Financial Services Company ("MFS") serves as the investment adviser to the Series Fund.

      The Series Fund is composed of 31 independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Series Fund are issued in 31 Series, each corresponding to one of the portfolios. The Contracts provide for investment by the Sub-Accounts in shares of the 10 Series of the Series Fund described below. Additional portfolios may be added to the Series Fund, which may or may not be available for investment by the Variable Account.

     CAPITAL APPRECIATION SERIES will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

     GLOBAL GOVERNMENTS SERIES will seek to provide moderate current income, preservation of capital and growth of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by either (i) the U.S. Government, its agencies, authorities, or instrumentalities, or (ii) the governments of foreign countries (to the extent that the Series' adviser believes that the higher yields available from foreign government securities are sufficient to justify the risks of investing in these securities).

     GLOBAL GROWTH SERIES will seek capital appreciation by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy.

     GOVERNMENT SECURITIES SERIES will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.

     HIGH YIELD SERIES will seek high current income and capital appreciation by investing primarily in certain lower rated or unrated securities (possibly with equity features) of U.S. and foreign issuers.

     MANAGED SECTORS SERIES will seek capital appreciation by varying the weighting of its portfolio of common stocks among 13 industry sectors.

     MASSACHUSETTS INVESTORS TRUST SERIES will seek long-term growth of capital with a secondary objective to seek reasonable current income.

     MONEY MARKET SERIES will seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months.

     TOTAL RETURN SERIES will seek mainly to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also posses growth potential.

     UTILITIES SERIES will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 65% of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

      The Series Fund pays fees to MFS for its services pursuant to investment advisory agreements. MFS also serves as investment adviser to each of the funds in the MFS Family of Funds, and to certain other investment companies established by MFS and/or us. MFS Institutional Advisers, Inc., a wholly-owned subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924. MFS operates as an autonomous organization and the obligation of performance with respect to the investment advisory and underwriting agreements (including supervision of the sub-advisers noted below) is solely that of MFS. We undertake no obligation in this regard.

      MFS may serve as the investment adviser to other mutual funds which have similar investment goals and principal investment policies and risks as the Series, and which may be managed by a Series' portfolio manager(s). While a Series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Series and these similar products, including differences in sales charges, expense ratios and cash flows.

      The Series Fund also offers its shares to other separate accounts established by the Company and Sun Life Assurance Company of Canada (U.S.) in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Series Fund. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and the Series Fund's Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Series which is involved in the conflict or substitution of shares of other Series or other mutual funds.

      MORE COMPREHENSIVE INFORMATION ABOUT THE SERIES FUND AND THE MANAGEMENT, INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS, EXPENSES AND POTENTIAL RISKS OF EACH SERIES MAY BE FOUND IN THE ACCOMPANYING CURRENT PROSPECTUS OF THE
SERIES FUND. YOU SHOULD READ THE SERIES FUND PROSPECTUS CAREFULLY BEFORE INVESTING. THE SERIES FUND'S STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE BY CALLING 1-800-447-7569.

                               THE FIXED ACCOUNT

      The Fixed Account is made up of those assets of the Company that are allocated to a non-unitized separate account established in conformance with New York law. Amounts you allocate to Guarantee Periods become part of the Fixed Account. Any obligation of the Fixed Account will be paid first from those assets allocated to the Fixed Account and the excess, if any, will be paid from the general account of the Company. Assets in the Fixed Account are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

      We will invest the assets of the Fixed Account in those assets we choose that are allowed by the laws of the state of New York. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality. We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by the laws of the state of New York. You will not have a direct or indirect interest in the Fixed Account investments.

                           THE FIXED ACCOUNT OPTIONS:
                             THE GUARANTEE PERIODS

      You may elect one or more Guarantee Period(s) from those we make available from time to time. We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than 3% per year, compounded annually. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

      We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest with amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

      Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account, (see "Withdrawals, Withdrawal Charge and Market Value Adjustment").

                             THE ACCUMULATION PHASE

      During the Accumulation Phase of your Contract, your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or die before the Annuity Commencement Date.

ISSUING YOUR CONTRACT

      When you purchase a Contract, a completed Application and the Purchase Payment are sent to us for acceptance. When we accept your Application, we issue the Contract to, you, as Owner.

      We will credit your Purchase Payment to your Account within 2 business days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 business days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 business days of when the Application is complete.

AMOUNT AND FREQUENCY OF PURCHASE PAYMENTS

      The amount of your Purchase Payment may vary; however, we will not accept a Purchase Payment of less than $5,000, unless we waive this limit. In addition, we will not accept a Purchase Payment over $1 million, unless we have approved the Payment in advance.

ALLOCATION OF NET PURCHASE PAYMENTS

      You may allocate your Purchase Payment among the different Sub-Accounts and Guarantee Periods we offer.

      In your Application, you may specify the percentage of the Purchase Payment to be allocated to each Sub-Account or Guarantee Period.

      Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payment (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

YOUR ACCOUNT

      When we accept your Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

YOUR ACCOUNT VALUE

      Your Account Value is the sum of the value of the 2 components of your
Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described below.

VARIABLE ACCOUNT VALUE

      VARIABLE ACCUMULATION UNITS

      In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

      VARIABLE ACCUMULATION UNIT VALUE

      The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading (a "Business Day"), at the close of trading, which is currently 4:00 p.m., Eastern Time. The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

      To measure these values, we use a factor -- which we call the Net Investment Factor -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing
(1) the net asset value of a Series share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Series during the Valuation Period, by (2) the net asset value per share of the Series share at the end of the previous Valuation Period; we then deduct a factor representing the mortality and expense risk charge and administrative expense charge (see "Contract Charges").

      For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

      CREDITING AND CANCELING VARIABLE ACCUMULATION UNITS

      When we receive an allocation to a Sub-Account, either from the Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

FIXED ACCOUNT VALUE

      Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from a Net Purchase Payment, transfer or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

      CREDITING INTEREST

      We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. The Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Expiration Date. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

      GUARANTEE AMOUNTS

      Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment.

      RENEWALS

      We will notify you in writing between 45 and 75 days before the Expiration Date for any Guarantee Amount. A new Guarantee Period of the same duration will begin automatically for that Guarantee Amount on the first day following the Expiration Date, unless before the Expiration Date we receive (1) written notice from you electing a different Guarantee Period from among those we then offer or
(2) instructions to transfer all or some of the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract. Each new allocation to a Guarantee Period must be at least $1,000.

      EARLY WITHDRAWALS

      If you withdraw, transfer, or annuitize an allocation to a Guarantee Period before the Expiration Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

TRANSFER PRIVILEGE

      PERMITTED TRANSFERS

      During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

     -  You may not make more than 12 transfers in any Account Year;

     - The amount transferred from a Sub-Account must be at least $1,000 unless you are transferring your entire balance in that Sub-Account;

     -  Your Account Value remaining in a Sub-Account must be at least $100;

     - The amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

     - At least 30 days must elapse between transfers to or from Guarantee Periods;

     - Transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Series Fund; and

     - We impose additional restrictions on market timers, which are further described below.

      Transfers out of a Guarantee Period more than 30 days before expiration of the period will be subject to the Market Value Adjustment described below. Under current law there is no tax liability for transfers.

      REQUESTS FOR TRANSFERS

      You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

      If we receive your transfer request before 4:00 p.m. Eastern Time on a Business Day, it will be effective that day. Otherwise, it will be effective the next Business Day.

      MARKET TIMERS

      The Contracts are not designed for professional market timing organizations or other entities using programmed and frequent transfers. If you wish to employ such strategies, you should not purchase a Contract. Accordingly, transfers may be subject to restrictions if exercised by a market timing firm or any other third party authorized to initiate transfer transactions on behalf of multiple Owners. In imposing such restrictions, we may, among other things, not accept (1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one Owner, or (2) the transfer instructions of individual Owners who have executed preauthorized transfer forms that are submitted at the same time by market timing firms or other third parties on behalf of more than one Owner. We will not impose these restrictions unless our actions are reasonably intended to prevent the use of such transfers in a manner that will disadvantage or potentially impair the Contract rights of other Owners.

      In addition, the Series Fund has reserved the right to temporarily or permanently refuse exchange requests from the Variable Account if, in MFS' judgment, a Series would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a market timing strategy may be disruptive to a Series and therefore may be refused. Accordingly, the Variable Account may not be in a position to effectuate transfers and may refuse transfer requests without prior notice. We also reserve the right, for similar reasons, to refuse or delay exchange requests involving transfers to or from the Fixed Account.

           WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

CASH WITHDRAWALS

      REQUESTING A WITHDRAWAL

      At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, you must send us a written request at our Service Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to withdraw.

      All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge," below) and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment," below). Upon request we will notify you of the amount we would pay in the event of a full or partial withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

      FULL WITHDRAWALS

      If you request a full withdrawal, we calculate the amount we will pay you as follows. We start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee for the Contract Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

      A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

      PARTIAL WITHDRAWALS

      If you request a partial withdrawal, we will pay you the actual amount specified in your request and then reduce the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

      You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your allocations at the end of the Valuation Period during which we receive your request.

      If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we will treat it as a request for a full withdrawal.

      TIME OF PAYMENT

      We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and New York insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

     - When the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

     - When it is not reasonably practical to dispose of securities held by the Series Fund or to determine the value of the net assets of the Series Fund, because an emergency exists; and

     - When an SEC order permits us to defer payment for the protection of Owners.

      We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

      WITHDRAWAL RESTRICTIONS FOR QUALIFIED PLANS

      If your Contract is a Qualified Contract, you should carefully check the terms of the plan for limitations and restrictions on cash withdrawals.

      Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities (see "Tax Considerations -- Tax-Sheltered Annuities").

WITHDRAWAL CHARGE

      We do not deduct any sales charge from your Purchase Payment when it is made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") during the first 7 Contract Years on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

      FREE WITHDRAWAL AMOUNT

      During the first 7 Contract Years, you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to 10% of your Purchase Payment. Any portion of the free withdrawal amount that you do not use in a Contract Year is non-cumulative.

      WITHDRAWAL CHARGE ON PURCHASE PAYMENTS

      If you withdraw more than the free withdrawal amount during the first 7 Contract Years, the following withdrawal charge percentage will be applied based on the year of your withdrawal:

                       NUMBER OF
                     CONTRACT YEARS
                    PURCHASE PAYMENT
                      HAS BEEN IN
                      YOUR ACCOUNT      WITHDRAWAL CHARGE
                    ----------------    -----------------
                      1                         6%
                      2                         6%
                      3                         5%
                      4                         5%
                      5                         4%
                      6                         4%
                      7                         3%
                      8 or more                 0%

      In no event shall the aggregate withdrawal charges together with any other Contract Charges exceed 9% of you Purchase Payment.

      TYPES OF WITHDRAWALS NOT SUBJECT TO WITHDRAWAL CHARGE

      We do not impose a withdrawal charge after the seventh Contract Year.

      We do not impose a withdrawal charge on withdrawals from the Accounts of
(a) our employees, (b) employees of our affiliates, or (c) licensed insurance agents who sell the Contracts.

      We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts we pay as a death benefit, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

MARKET VALUE ADJUSTMENT

      We will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply.

      We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation.

      A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. Generally, if your Guaranteed Interest Rate is lower than the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period, the Market Value Adjustment will decrease your Account Value. Similarly, the Market Value Adjustment will increase your Account Value if your Guaranteed Interest Rate is higher than the Guaranteed Interest Rate we currently decrease for Guarantee Periods equal to the balance of your Guarantee Period.

      We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

                                   N/12
                        1 + I
                      ( ----   )        - 1
                        1 + J

where:

      I is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

      J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years; and

      N is the number of complete months remaining in your Guarantee Period.

      We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

      For examples of how we calculate the Market Value Adjustment, see Appendix C.

                                CONTRACT CHARGES

ACCOUNT FEE

      Each year during the Accumulation Phase of your Contract we will deduct from your Account an Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary, which is the anniversary of the first day of the month after we issue your Contract. The Account Fee is $30. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Amount, based on the allocation of your Account Value on your Account Anniversary.

      We will not charge you the Account Fee if:

     (1) your Account has been allocated only to the Fixed Account during the applicable Contract Year; or

     (2) your Account Value is more than $75,000 on your Account Anniversary.

      If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

      After the Annuity Commencement Date, we will deduct an annual Account Fee of $30 in the aggregate in equal amounts from each Variable Annuity payment we make during the year.

ADMINISTRATIVE EXPENSE CHARGE

      We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the Account Fee.

MORTALITY AND EXPENSE RISK CHARGE

      We deduct a mortality and expense charge from the assets of the Variable Account at an effective annual rate equal to 1.25% during both the Accumulation Phase and the Income Phase. The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The expense risk we assume is the risk that the Account Fee and administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts.

PREMIUM TAXES

      In New York there currently is no premium tax. However, if an Owner or Payee is not a New York State resident, a premium tax may be imposed, depending on where the Owner or Payee resides. We believe that the amounts of such premium taxes currently range from 0% to 3.5%. You should consult a tax adviser to find out if your state imposes a premium tax and the amount of any tax.

      In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

SERIES FUND EXPENSES

      There are fees and charges deducted from each Series of the Series Fund. These fees and expenses are described in the Series Fund prospectus and related Statement of Additional Information.

                                 DEATH BENEFIT

      If the Annuitant dies during the Accumulation Phase, we will pay a death benefit to your Beneficiary, using the payment method elected -- a single cash payment or one of our Annuity Options. (If you have named more than one Annuitant, the death benefit will be payable after the death of the last surviving of the Annuitants.) If the Beneficiary is not living on the date of death, we will pay the death benefit in one sum to you or to your estate if you are the Annuitant. We do not pay a death benefit if the Annuitant dies during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.

AMOUNT OF DEATH BENEFIT

      To calculate the amount of your death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of the Annuitant's death in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before the Annuitant's death and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period.

      The amount of the death benefit is determined as of the Death Benefit
Date.

      The death benefit will be the greatest of the following amounts:

     1. Your Account Value for the Valuation Period during which the Death Benefit Date occurs;

     2. The amount we would pay if you had surrendered your entire Account on the Death Benefit Date;

     3. Your Account Value on the Seven-Year Anniversary immediately before the Death Benefit Date, adjusted for partial withdrawals and charges made between the Seven-Year Anniversary and the Death Benefit Date;

     4.  Your Purchase Payment less any partial withdrawals;

     5. Your Account Value on the Contract Anniversary immediately preceding the Death Benefit Date, so long as the Annuitant is younger than 80 on the date of death.

METHOD OF PAYING DEATH BENEFIT

      The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination) under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "Income Phase -- Annuity Provisions."

      During the Accumulation Phase, you may elect the method of payment for the death benefit. If no such election is in effect on the date of the Annuitant's death, the Beneficiary may elect either a single cash payment or an annuity. These elections are made by sending us a completed election form, which we will provide. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

      If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant under the terms of that Annuity Option.

      In all cases, no Owner or Beneficiary shall be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code (see "Other Contractual Provisions -- Death of Owner").

SELECTION AND CHANGE OF BENEFICIARY

      You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

PAYMENT OF DEATH BENEFIT

      Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

DUE PROOF OF DEATH

      We accept any of the following as proof of any person's death:

     -  An original certified copy of an official death certificate;

     - An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     -  Any other proof we find satisfactory.

                     THE INCOME PHASE -- ANNUITY PROVISIONS

      During the Income Phase, we make regular monthly payments to your Annuitant.

      The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first payment.

      Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals (see "Withdrawals, Withdrawal Charge and Market Value Adjustment").

SELECTION OF THE ANNUITANT OR CO-ANNUITANT

      You select the Annuitant in your Application. The Annuitant is the person who receives payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Options refer to the Annuitant as the "Payee."

      Under a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant.

      When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Annuitant.

SELECTION OF THE ANNUITY COMMENCEMENT DATE

      You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

     - The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.

     - The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 85th birthday or, if there is a Co-Annuitant, the 85th birthday of the younger of the Annuitant and Co-Annuitant.

     -  The Annuity Commencement Date must always be the first day of a month.

      You may change the Annuity Commencement Date from time to time by sending us written notice, with the following additional limitations:

     - We must receive your notice at least 30 days before the current Annuity Commencement Date.

     - The new Annuity Commencement Date must be at least 30 days after we receive the notice.

      There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. For example, in most situations, current law requires that for a Qualified Contract certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

ANNUITY OPTIONS

      We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for either a Variable Annuity, a Fixed Annuity, or a combination of both, except that Option E is available only for a Fixed Annuity. We may also agree to other settlement options, at our discretion.

      ANNUITY OPTION A -- LIFE ANNUITY

      We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

      ANNUITY OPTION B -- LIFE ANNUITY WITH 60, 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN

      We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate of 4%; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

      ANNUITY OPTION C -- JOINT AND SURVIVOR ANNUITY

      We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

      ANNUITY OPTION D -- MONTHLY PAYMENTS FOR A SPECIFIED PERIOD CERTAIN

      We make monthly payments for a specified period of time, as you elect. If payments under this option are paid on a Variable Annuity basis, the Annuitant may elect to receive some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for a Variable Annuity will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

      ANNUITY OPTION E -- FIXED PAYMENTS

      We hold the portion of your Adjusted Account Value selected for this option at interest, and make fixed payments in such amounts and at such times as you and we may agree. We continue making payments until the amount we hold is exhausted. The final payment will be for the remaining balance and may be less than the previous installments. We will credit interest yearly on the amount remaining unpaid at a rate we determine from time to time, but never less than 4% per year (or a higher rate if specified in your Contract) compounded annually. We may change the rate at any time, but will not reduce it more frequently than once each calendar year. The election of this Annuity Option may result in the imposition of a penalty tax.

SELECTION OF ANNUITY OPTION

      You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

      You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

      There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

      REMEMBER THAT THE ANNUITY OPTIONS MAY NOT BE CHANGED ONCE ANNUITY PAYMENTS BEGIN.

AMOUNT OF ANNUITY PAYMENTS

      ADJUSTED ACCOUNT VALUE

      The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

     - We deduct a proportional amount of the Account Fee, based on the fraction of the current Contract Year that has elapsed;

     - If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change; and

     - We deduct any applicable premium tax or similar tax if not previously deducted.

      VARIABLE ANNUITY PAYMENTS

      Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 4% per year, compounded annually. See "Annuity Payment Rates."

      To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

      If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 4%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

      Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

      FIXED ANNUITY PAYMENTS

      Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either
(1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 4% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

      MINIMUM PAYMENTS

      If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

EXCHANGE OF VARIABLE ANNUITY UNITS

      During the Income Phase, the Annuitant may exchange Annuity Units from one Sub-Account to another, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Service Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

      We permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

ACCOUNT FEE

      During the Income Phase, we deduct the annual Account Fee of $30 in equal amounts from each Variable Annuity payment.

ANNUITY PAYMENT RATES

      The Contract contains Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 4% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 4% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

      The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contract also describes the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Options A, B and C is the 1983 Individual Annuitant Mortality Table.

ANNUITY OPTIONS AS METHOD OF PAYMENT FOR DEATH BENEFIT

      You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Annuitant's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

                           OTHER CONTRACT PROVISIONS

EXERCISE OF CONTRACT RIGHTS

      A Contract belongs to the individual or entity to whom the Contract is issued. The Owner will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant before the Annuity Commencement Date, except as the Contract otherwise provides.

      The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Annuitant. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

CHANGE OF OWNERSHIP

      Ownership of a Qualified Contract may not be transferred except to:
(1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code;
(3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under
Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant;
(4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the participants under a group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

      The Owner of a Non-Qualified Contract may change the ownership of the Contract during the lifetime of the Annuitant and prior to the Annuity Commencement Date. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

DEATH OF OWNER

      If your Contract is a Non-Qualified Contract and you die prior to the Annuitant and before the Annuity Commencement Date, special distribution rules apply. In that case, your Account Value, plus or minus any Market Value Adjustment, must be distributed to your "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, either (1) as a lump sum within 5 years after your death or (2) if in the form of an annuity, over a period not greater than the life or expected life of the designated beneficiary, with payments beginning no later than one year after your death.

      The person you have named a Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living, the Annuitant automatically becomes the designated beneficiary.

      If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Owner. If you were the Annuitant as well as the Owner, your surviving spouse (if the designated beneficiary) may elect to be named as both Owner and Annuitant and continue the Contract; in that case, we will not pay a death benefit and the Account Value will not be increased to reflect the death benefit calculation. In all other cases where you are the Annuitant, the death benefit provisions of the Contract control, subject to the condition that any Annuity Option elected complies with the special distribution requirements described above.

      If your spouse elects to continue the Contract (either in the case where you are the Annuitant or in the case where you are not the Annuitant), your spouse must give us written notification within 60 days after we receive Due Proof of Death, and the special distribution rules described above will apply on the death of your spouse.

      If you are the Annuitant and you die during the Income Phase, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

      If the Owner is not a natural person, these distribution rules apply on a change in, or the death of, any Annuitant or Co-Annuitant.

      Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

      If yours is a Qualified Contract, any distributions upon your death will be subject to the laws and regulations governing the particular retirement or deferred compensation plan in connection with which the Qualified Contract was issued.

VOTING OF SERIES FUND SHARES

      We will vote Series Fund shares held by the Sub-Accounts at meetings of shareholders of the Series Fund or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions. During the Income Phase, the Payee -- that is, the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Series Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners and Payees, as applicable.

      Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners or others, as applicable, to instruct the voting of Series Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

      All Series Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Series Fund. We will determine the number of Series Fund shares as to which each such person is entitled to give instructions as of the record date set by the Series Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Series Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Owner Account by the net asset value of one Series Fund share as of the same date. On or after the Annuity Commencement Date, the number of Series Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Series Fund share as of the same date. After the Annuity Commencement Date, the number of Series Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

PERIODIC REPORTS

      During the Accumulation Period we will send you, at least once during each Contract Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to a Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

      In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Series Fund as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

      Upon request, we will provide you with information regarding fixed and variable accumulation values.

SUBSTITUTION OF SECURITIES

      Shares of any or all Series of the Series Fund may not always be available for investment under the Contract. We may add or delete Series or other investment companies as variable investment options under the Contracts. We may also substitute shares of another Series or shares of another registered open-end investment company or unit investment trust for the shares held in any Sub-Account, provided that the substitution has been approved, if required, by the SEC and the Superintendent of Insurance of the State of New York. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

CHANGE IN OPERATION OF VARIABLE ACCOUNT

      At our election and subject to the prior approval of the Superintendent of Insurance of the State of New York and any necessary vote by persons having the right to give instructions with respect to the voting of Series Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may, subject to the prior approval of the Superintendent of Insurance of the State of New York and make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

SPLITTING UNITS

      We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

MODIFICATION

      Upon notice to the Owner (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject;
(ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (See "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

RIGHT TO RETURN

      If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Service Address, as shown on the cover of this Prospectus, within 10 days after it was delivered to you. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value at the end of the Valuation Period during which we received it.

      If you are establishing an Individual Retirement Account ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow an Owner establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

                               TAX CONSIDERATIONS

      This section describes general federal income tax consequences of the ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences may vary depending on, among other things, the type of retirement plan with which you use a Contract. Legislation affecting the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that you purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state or other tax laws. We do not make any guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

DEDUCTIBILITY OF PURCHASE PAYMENTS

      For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible.

PRE-DISTRIBUTION TAXATION OF CONTRACTS

      Generally, an increase in the value of a Contract will not give rise to tax prior to distribution.

      However, corporate (or other non-natural person) Owners of Non-Qualified Contracts incur current tax, regardless of distributions, on Contract value increases. Such current taxation does not apply, though, to (i) immediate annuities, which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase, which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, or (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

      The Internal Revenue Service could assert that Owners under both Qualified Contracts and Non-Qualified Contracts annually receive a taxable deemed distribution equal to the cost of any life insurance benefit under the Contract.

      You should note that qualified retirement investments automatically provide tax deferral, regardless of whether the underlying contract is an annuity.

DISTRIBUTIONS AND WITHDRAWALS FROM NON-QUALIFIED CONTRACTS

      The Account Value will include an amount attributable to Purchase Payments, the return of which is not taxable, and an amount attributable to investment earnings, the return of which is taxable at ordinary income rates. The relative portions of a distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the timing of the distribution.

      If you withdraw less than your entire Contract Value under a Non-Qualified Contract before the Annuity Commencement Date, you must treat the withdrawal first as a return of investment earnings. You may treat only withdrawals in excess of the amount of the Account Value attributable to investment earnings as a return of Purchase Payments. Account Value amounts assigned or pledged as collateral for a loan will be treated as if withdrawn from the Contract. For purposes of determining a contract owner's income, the Code provides that all nonqualified deferred annuity contracts issued by the same company (or its affiliates) to the same contract owner during any calendar year shall be treated as one annuity contract.

      If a Payee receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, however, the Payee treats a portion of each payment as a nontaxable return of Purchase Payments. In general, the nontaxable portion of such a payment bears the same ratio to the total payment as the Purchase Payments bear to the Payee's expected return under the Contract. The remainder of the payment constitutes a taxable return of investment earnings. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, all future distributions constitute fully taxable ordinary income. If the Annuitant dies before the Payee recovers the full amount of Purchase Payments, the Payee may deduct an amount equal to the unrecovered Purchase Payments.

      Upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

      Death benefits paid upon the death of a contract owner generally are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above. For this purpose, the "investment in the contract" is not affected by the owner's or annuitant's death, i.e., it remains generally the total Purchase Payments, less amounts previously received which were not includable in income. Special distribution rules apply upon the death of the owner.

      A penalty tax of 10% may apply to taxable cash withdrawals and lump-sum payments from Non-Qualified Contracts. This penalty will not apply in certain circumstances, such as distributions pursuant to the death of the Owner or distributions under an immediate annuity (as defined above), or after age
59 1/2, distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity.

DISTRIBUTIONS AND WITHDRAWALS FROM QUALIFIED CONTRACTS

      Generally, distributions from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will, except in certain circumstances, apply to distributions prior to age 59 1/2.

      If you receive an eligible rollover distribution from a qualified Contract (other than from a Contract issued for use with an individual retirement account) and roll over that distribution to another eligible plan, such distribution will not be includible in your income. However, such distribution is subject to 20% mandatory withholding as described below. An "eligible rollover distribution" is any distribution to you of all or any portion of the balance to the credit of your account, other than:

     - A distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

     -  Any required minimum distribution, or

     -  Any hardship distribution.

      Only you or your spouse may elect to roll over a distribution to an eligible retirement plan.

WITHHOLDING

      In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from a Contract issued for use with an individual retirement account), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Owner or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your spouse may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) a Qualified Contract issued for use with an individual retirement account, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

INVESTMENT DIVERSIFICATION AND CONTROL

      The Treasury Department has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. Contracts that do not meet the guidelines are subject to current taxation on annual increases in value. We believe that each Series of the Series Fund complies with these regulations. The preamble to the regulations states that the Internal Revenue Service may promulgate guidelines under which an owner's excessive control over investments underlying the contract will preclude the contract from qualifying as an annuity for federal tax purposes. We cannot predict whether such guidelines, if in fact promulgated, will be retroactive. We reserve the right to modify the Contract and/or the Variable Account to the extent necessary to comply with any such guidelines, but cannot assure that such modifications would satisfy any retroactive guidelines.

TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNT

      As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. We will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

QUALIFIED RETIREMENT PLANS

      You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

PENSION AND PROFIT-SHARING PLANS

      Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons may therefore use Qualified Contracts as a funding vehicle for their retirement plans, as a general rule.

TAX-SHELTERED ANNUITIES

      Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

      If the Contracts are to receive tax deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Owner attains age 59 1/2, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, and (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Owner must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

      Under the terms of a particular Section 403(b) plan, the Owner may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Owners should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

INDIVIDUAL RETIREMENT ACCOUNTS

      Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, Employer/Association of Employees Established Individual Retirement Account Trusts, and Simple Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. If we sell Contracts for use with IRAs, the Internal Revenue Service or other agency may impose supplementary information requirements. We will provide purchasers of the Contracts for such purposes with any necessary information. You will have the right to revoke the Contract under certain circumstances, as described in the section of this Prospectus entitled "Right to Return."

ROTH IRAS

      Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If an individual converts a traditional IRA into a Roth IRA, the full amount of the IRA is included in taxable income. The Internal Revenue Service and other agencies may impose special information requirements with respect to Roth IRAs. If and when we make Contracts available for use with Roth IRAs, we will provide any necessary information.

                        ADMINISTRATION OF THE CONTRACTS

      We perform certain administrative functions relating to the Contracts, Owner Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Owner Account number and type, the status of each Owner Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

                         DISTRIBUTION OF THE CONTRACTS

      We offer the Contracts on a continuous basis. The Contracts are sold by licensed insurance agents in the State of New York where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon, a wholly-owned subsidiary of our parent company, Sun Life Assurance Company of Canada (U.S.), is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

      Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 6.36% of Purchase Payments. During 1998, 1999 and 2000, approximately $0, $0 and $0, respectively, was paid to and retained by Clarendon in connection with the distribution of the Contracts.

                            PERFORMANCE INFORMATION

      From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." The Government Securities Series Sub-Account and the High Yield Series Sub-Account may also advertise "yield." The Money Market Series Sub-Account may advertise "yield" and "effective yield."

      Average Annual Total Return measures the net income of the Sub-Account and any realized or unrealized gains or losses of the Series in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a Sub-Account over that period. Standardized Average Annual Total Return information covers the period since the Contracts have been offered or, if shorter, the life of the Series. Non-standardized Average Annual Total Return covers the life of each Series, which may predate the Contracts. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

      Average Annual Total Return figures assume an initial purchase payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges or the Account Fee, although they reflect all recurring charges. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

      The performance figures used by the Variable Account are based on the actual historical performance of the Series Fund for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Account on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Series.

      Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (7-day period for the Money Market Sub-Account), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Money Market Series Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

      The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

      The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, Standard and Poor's Insurance Rating Services, and Duff and Phelps. Each year, A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. Standard and Poor's and Duff and Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

      We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

                             AVAILABLE INFORMATION

      The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

      In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements. You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: WASHINGTON, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; CHICAGO, ILLINOIS -- 500 West Madison Street, Chicago, IL 60661; NEW YORK, NEW YORK -- 7 World Trade Center, 13th Floor, New York, NY 10048. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      The Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to

Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

      The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such document should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

                                STATE REGULATION

      The Company is subject to the laws of the State of New York governing life insurance companies and to regulation by the Superintendent of Insurance of New York. An annual statement is filed with the Superintendent of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Superintendent or his agents at any time and a full examination of its operations is conducted at periodic intervals.

      The Superintendent of Insurance has broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted.

      In addition, affiliated groups of insurers, such as the Company, its parent and its affiliates, are regulated under insurance holding company legislation in New York and certain other states. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved.

      Under insurance guaranty fund laws in New York, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

      Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

                               LEGAL PROCEEDINGS

      There are no pending legal proceedings affecting the Variable Account. We are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

                                  ACCOUNTANTS

      The financial statements of the Variable Account for the year ended December 31, 2000 included in the Statement of Additional Information and the financial statements of the Company for the years ended December 31, 2000, 1999 and 1998 included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing therein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                              FINANCIAL STATEMENTS

      The financial statements of the Company which are included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Series Fund shares held in the Sub-Accounts of the Variable Account.

      The financial statements of the Variable Account for the year ended December 31, 2000 are also included in the Statement of Additional Information.

                            ------------------------

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Calculation of Performance Data
Advertising and Sales Literature
Calculations
  Example of Variable Accumulation Unit Value Calculation
  Example of Variable Annuity Unit Calculation
  Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Financial Statements

      This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2001 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Insurance and Annuity Company of New York. To receive a copy, return this request form to the address shown below or telephone
(800) 447-7569.

--------------------------------------------------------------------------------

To:  Sun Life Insurance and Annuity Company of New York
     P.O. Box 9141
     Boston, Massachusetts 02117

     Please send me a Statement of Additional Information for Regatta-NY Variable and Fixed Annuity
     Sun Life (N.Y.) Variable Account C.

Name        ------------------------------------------------------------------

Address
            ------------------------------------------------------------------

            ------------------------------------------------------------------

City                                    State                     Zip
            --------------------------          --------------         -------

Telephone
            ------------------------------------------------------------------

                                   APPENDIX A
                                    GLOSSARY

      The following terms as used in this Prospectus have the indicated meanings:

      ACCOUNT or OWNER ACCOUNT: An account established for each Owner to which Net Purchase Payments are credited.

      ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

      ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

      ANNUITANT: The person or persons named in the Application and whose life the first annuity payment is to be made. In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also name a Co-Annuitant. If you do, all provisions of the Contract based on the death of the Annuitant will be based on the date of death of the last surviving of the persons named. By example, if the Annuitant dies prior to the Annuity Commencement Date, the Co-Annuitant will become the new Annuitant. The death benefit will become due only on the death before the Annuity Commencement Date of the last surviving Annuitant and Co-Annuitant named. These persons are referred to collectively in the Contract as "Annuitants." If you have named both an Annuitant and Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time.

      *ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

      *ANNUITY OPTION: The method you choose for making annuity payments.

      ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment from the Variable Account.

      APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for purchase of a Contract.

      *BENEFICIARY: The person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who is the "designated beneficiary" for purposes of Section 72(s) of the Internal Revenue Code.

      BUSINESS DAY: Any day the New York Stock Exchange is open for trading or any other day on which there is enough trading in securities held by a Sub-Account to materially affect the value of the Variable Accumulation Units.

      COMPANY: Sun Life Insurance and Annuity Company of New York.

      CONTRACT: A Contract issued by the Company on an individual basis.

      CONTRACT DATE: The date on which we issue your Contract. This is called the "Issue Date" in the Contract.

      CONTRACT YEAR and CONTRACT ANNIVERSARY: Your first Contract Year is the period of (a) 12 full calendar months, plus (b) the part of the calendar month in which we issue your Contract (if not on the first day of the month), beginning with the Contract Date. Your Contract Anniversary is the first day immediately after the end of an Contract Year. Each Contract Year after the first is the 12 calendar month period that begins on your Contract Anniversary. If, for example, the Contract Date is in March, the first Contract Year will be determined from the Contract Date but will end on the last

------------------------

*You specify these items on the Contract Specifications page, and may change them, as we describe in this Prospectus.

day of March in the following year; your Contract Anniversary is April 1 and all Contract Years after the first will be measured from April 1.

      DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Annuitant's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in cash.

      DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

      EXPIRATION DATE: The last day of a Guarantee Period.

      FIXED ACCOUNT: The assets of the Company which are allocated to a non-unitized separate account established in conformance with New York law.

      FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

      FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

      GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

      GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

      GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

      INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

      NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

      NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

      NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Owner's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

      *OWNER: The person, persons or entity entitled to the ownership rights stated in a Contract and in whose name or names the Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or
Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Contract.

      PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Annuitant.

      PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

------------------------

*You specify these items on the Contract Specifications page, and may change them, as we describe in this Prospectus.

      QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

      SEVEN-YEAR ANNIVERSARY: The seventh Contract Anniversary and each succeeding Contract Anniversary occurring at any seven year interval thereafter; for example, the 14th, 21st and 28th Account Anniversaries.

      SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific series of the Series Fund.

      VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open and on other Business Days.

      VARIABLE ACCOUNT: Variable Account C of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

      VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

      VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

      VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

                                   APPENDIX B
           CONDENSED FINANCIAL INFORMATION--ACCUMULATION UNIT VALUES

      The following information should be read in conjunction with the Variable Account's financial statements appearing in the Statement of Additional Information, all of which has been audited by Deloitte & Touche LLP, independent certified public accountants.

                                     PERIOD ENDED                            YEAR ENDED DECEMBER 31,
                                     DECEMBER 31,   -------------------------------------------------------------------------
                                         1993*          1994           1995           1996           1997           1998
                                         -----      -------------  -------------  -------------  -------------  -------------
CAPITAL APPRECIATION SERIES
 Unit Value
  Beginning of period..............  $    10.0000   $    11.1751   $    10.6243   $    14.0890   $    16.8791   $    20.4955
  End of period....................  $    11.1751   $    10.6243   $    14.0890   $    16.8791   $    20.4955   $    26.0156
 Units outstanding end of period...       421,509        606,673      1,106,267      1,160,312      1,098,819      1,030,044
GLOBAL GOVERNMENTS SERIES
 Unit Value
  Beginning of period..............  $    10.0000   $    11.2776   $    10.6229   $    12.1203   $    12.5096   $    12.4194
  End of period....................  $    11.2776   $    10.6229   $    12.1203   $    12.5096   $    12.4194   $    13.9401
 Units outstanding end of period...       137,181        238,927        268,890        321,322        277,498        219,014
GLOBAL GROWTH SERIES
 Unit Value
  Beginning of period..............       --        $    10.0000** $     9.5906   $    10.9711   $    12.2345   $    13.9137
  End of period....................       --        $     9.5906   $    10.9711   $    12.2345   $    13.9137   $    15.7177
 Units outstanding end of period...       --              35,096        251,193        406,783        384,999        327,055
GOVERNMENT SECURITIES SERIES
 Unit Value
  Beginning of period..............  $    10.0000   $    10.3577   $     9.9943   $    11.5958   $    11.6198   $    12.4617
  End of period....................  $    10.3577   $     9.9943   $    11.5958   $    11.6198   $    12.4617   $    13.3628
 Units outstanding end of period...       359,235        612,070        554,873        654,198        617,817        516,775
HIGH YIELD SERIES
 Unit Value
  Beginning of period..............  $    10.0000   $    10.8857   $    10.4960   $    12.1149   $    13.3941   $    14.9542
  End of period....................  $    10.8857   $    10.4960   $    12.1149   $    13.3941   $    14.9542   $    14.8376
 Units outstanding end of period...       181,341        331,677        334,034        355,247        340,863        299,433
MANAGED SECTORS SERIES
 Unit Value
  Beginning of period..............  $    10.0000   $    10.8495   $    10.4940   $    13.6882   $    15.8731   $    19.6663
  End of period....................  $    10.8495   $    10.4940   $    13.6882   $    15.8731   $    19.6663   $    21.7749
 Units outstanding end of period...        61,302        148,048        277,142        326,412        314,374        294,045
MASSACHUSETTS INVESTORS TRUST
 SERIES
 Unit Value
  Beginning of period..............  $    10.0000   $    10.1522   $     9.9013   $    13.4205   $    16.5965   $    21.5979
  End of period....................  $    10.1522   $     9.9013   $    13.4205   $    16.5965   $    21.5979   $    26.3767
 Units outstanding end of period...       134,044        342,664        671,847        845,581        806,893        759,522
MONEY MARKET SERIES
 Unit Value
  Beginning of period..............  $    10.0000   $    10.0901   $    10.3193   $    10.7318   $    11.1042   $    11.5063
  End of period....................  $    10.0901   $    10.3193   $    10.7318   $    11.1042   $    11.5063   $    11.9179
 Units outstanding end of period...       179,323        408,469        623,252        611,608        540,785        529,219
TOTAL RETURN SERIES
 Unit Value
  Beginning of period..............  $    10.0000   $    10.5294   $    10.1491   $    12.6896   $    14.2737   $    17.1690
  End of period....................  $    10.5294   $    10.1491   $    12.6896   $    14.2737   $    17.1690   $    18.9202
 Units outstanding end of period...       592,068      1,063,839      1,365,757      1,567,221      1,439,364      1,320,198
UTILITIES SERIES
 Unit Value
  Beginning of period..............       --        $    10.0000** $     9.6830   $    12.6438   $    15.0048   $    19.6408
  End of period....................       --        $     9.6830   $    12.6438   $    15.0048   $    19.6408   $    22.7757
 Units outstanding end of period...       --               6,103         97,337        112,112        103,362         88,196

                                       YEAR ENDED DECEMBER 31,
                                     ----------------------------
                                         1999           2000
                                     -------------  -------------
CAPITAL APPRECIATION SERIES
 Unit Value
  Beginning of period..............  $    26.0156   $    34.0262
  End of period....................  $    34.0262   $    29.7280
 Units outstanding end of period...       952,236        878,308
GLOBAL GOVERNMENTS SERIES
 Unit Value
  Beginning of period..............  $    13.9401   $    13.0332
  End of period....................  $    13.0332   $    13.0217
 Units outstanding end of period...       186,528        170,907
GLOBAL GROWTH SERIES
 Unit Value
  Beginning of period..............  $    15.7177   $    25.9348
  End of period....................  $    25.9348   $    22.2203
 Units outstanding end of period...       326,782        312,693
GOVERNMENT SECURITIES SERIES
 Unit Value
  Beginning of period..............  $    13.3628   $    12.9237
  End of period....................  $    12.9237   $    14.2931
 Units outstanding end of period...       602,006        543,141
HIGH YIELD SERIES
 Unit Value
  Beginning of period..............  $    14.8376   $    15.6326
  End of period....................  $    15.6326   $    14.3731
 Units outstanding end of period...       258,754        209,754
MANAGED SECTORS SERIES
 Unit Value
  Beginning of period..............  $    21.7749   $    39.8571
  End of period....................  $    39.8571   $    31.1237
 Units outstanding end of period...       281,981        268,401
MASSACHUSETTS INVESTORS TRUST
 SERIES
 Unit Value
  Beginning of period..............  $    26.3767   $    27.8818
  End of period....................  $    27.8818   $    27.5275
 Units outstanding end of period...       751,259        684,415
MONEY MARKET SERIES
 Unit Value
  Beginning of period..............  $    11.9179   $    12.3026
  End of period....................  $    12.3026   $    12.8570
 Units outstanding end of period...       471,149        443,137
TOTAL RETURN SERIES
 Unit Value
  Beginning of period..............  $    18.9202   $    19.1850
  End of period....................  $    19.1850   $    22.1007
 Units outstanding end of period...     1,226,124      1,053,465
UTILITIES SERIES
 Unit Value
  Beginning of period..............  $    22.7757   $    29.4815
  End of period....................  $    29.4815   $    31.1078
 Units outstanding end of period...        95,916         97,977

 *From April 1, 1993 (date of commencement of sales of the Contracts) to
  December 31, 1993.
**Unit value on the date of inception of the Sub-Account investing in the Series.

                                   APPENDIX C

WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: VARIABLE ACCOUNT (THE MARKET VALUE ADJUSTMENT DOES NOT APPLY TO THE VARIABLE ACCOUNT)

      These examples assume the following:

     1)  The Purchase Payment was $10,000;

     2) The date of full surrender or partial withdrawal occurs during the 3rd Contract Year, and

        a) the Contract's Account Value is $12,000 and is attributable to the value of Variable Accumulation Units of one Sub-Account, and

        b)  no previous partial withdrawals have been made.

EXAMPLE A--FULL SURRENDER:

     1) 10% (or .10) of the Purchase Payment is available without imposition of a withdrawal charge: (.10 X $10,000 = $1,000).

     2) The balance of the full surrender ($12,000 - $1,000 = $11,000) is subject to the withdrawal charge applicable during the third Contract Year (5% or .05).

     3)  The amount of the withdrawal charge is .05 X $11,000 = $550.

     4)  The amount of the full surrender is $12,000 - $550 = $11,450.

EXAMPLE B--PARTIAL WITHDRAWAL (IN THE AMOUNT OF $2,000):

     1) 10% or (.10) of the Purchase Payment is available without imposition of a withdrawal charge. (.10 X $10,000 = $1,000).

     2) The balance of the partial withdrawal ($2,000 - $1,000 = $1,000) is subject to the withdrawal charge applicable during the third Contract Year (5% or .05).

     3) The amount of the withdrawal charge is equal to the amount required to complete the partial withdrawal ($2,000 - $1,000 = $1,000) divided by 1
         - .05 or .95 less the amount required to complete the balance of the partial withdrawal.

          Withdrawal Charge = $1,000 - $1,000
                            ---------
                             .95

                          = $52.63

      In this example, in order for the Owner to receive the amount requested ($2,000), a gross withdrawal of $2052.63 must be processed, with $52.63 representing the withdrawal charge calculated above.

PART 2--FIXED ACCOUNT--EXAMPLES OF THE MARKET VALUE ADJUSTMENT (MVA)

      The MVA factor is:

                                    N/12
                        1 + I
                      ( -----  )         - 1
                        1 + J

      These examples assume the following:

     1) The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06 (l).

     2)  The date of surrender is 2-years from the Expiration Date (N = 24).

     3) The value of the Guarantee Amount on the date of surrender is $11,910.16.

     4) No transfers or partial withdrawals affecting this Guarantee Amount have been made.

     5) Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

EXAMPLE OF A NEGATIVE MVA:

      Assume that on the date of surrender, the current rate (J) is 8% or .08.

                                           N/12
                              1 + I
    The MVA factor =     (    -----  )           - 1
                              1 + J
                                           24/12
                             1 + .06
                   =     (   ------  )           - 1
                             1 + .08

                   =     (.981)TO THE POWER OF 2 - 1

                   =     .963 - 1

                   =     -.037

      The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Contract Year is multiplied by the MVA factor to determine the MVA:

                         $11,910.16 X (-.037) = -$440.68

          -$440.68 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

      For a partial withdrawal of $2,000.00 from this Guarantee Amount, the MVA would be:

                          $2,000.00 X (-.037) = -$74.00

          -$74.00 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

EXAMPLE OF A POSITIVE MVA:

      Assume that on the date of surrender, the current rate (J) is 5% or .05.

                                           N/12
                              1 + l
    The MVA factor =     (    -----  )           - 1
                              1 + J
                                           24/12
                             1 + .06
                   =     (   ------  )           - 1
                             1 + .05

                   =     (1.010)TO THE POWER OF 2 - 1

                   =     1.019 - 1

                   =     .019

      The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Contract Year is multiplied by the MVA factor to determine the MVA:

                         $11,910.16 X .019 = $226.29

          $226.29 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

      For a partial withdrawal of $2,000.00 from this Guarantee Amount, the MVA would be:

                          $2,000.00 X .019 = $38.00

          $38.00 represents the MVA that will be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

                           SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK P.O. BOX 9141
                           BOSTON, MASSACHUSETTS 02117

                           TELEPHONE:
                           Toll Free (800) 447-7569

                           GENERAL DISTRIBUTOR
                           Clarendon Insurance Agency, Inc.
                           One Sun Life Executive Park
                           Wellesley Hills, Massachusetts 02481

                           AUDITORS
                           Deloitte & Touche LLP
                           200 Berkeley Street
                           Boston, Massachusetts 02116

 REGNY-1    5/2001

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

     Attached hereto and made a part hereof is a Statement of Additional Information dated May 1, 2001.

                                                           May 1, 2001

                                     REGATTA-NY

                             VARIABLE AND FIXED ANNUITY

                        STATEMENT OF ADDITIONAL INFORMATION

                         SUN LIFE (N.Y.) VARIABLE ACCOUNT C

                                 TABLE OF CONTENTS


Calculation of Performance Data........................................2
Advertising and Sales Literature ......................................4
Calculations ..........................................................7
     Example of Variable Accumulation Unit Value Calculation...........7
     Example of Variable Annuity Unit Calculation .....................7
     Example of Variable Annuity Payment Calculation ..................7
Distribution of the Contracts .........................................7
Designation and Change of Beneficiary .................................8
Custodian .............................................................8
Financial Statements ..................................................8


    The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of Regatta-NY Variable and Fixed Annuity Contracts (the "Contracts") issued by Sun Life Insurance and Annuity Company of New York (the "Company") in connection with Sun Life (N.Y.) Variable Account C (the "Variable Account") which is not included in the Prospectus dated May 1, 2001. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Insurance and Annuity Company of New York, P.O. Box 9141, Boston, Massachusetts 02117, or by telephoning (800) 447-7569.

    The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.


--------------------------------------------------------------------------------
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                        CALCULATION OF PERFORMANCE DATA



AVERAGE ANNUAL TOTAL RETURN: STANDARDIZED AVERAGE TOTAL RETURN



    The table below shows, for various Sub-Accounts of the Variable Account, the Standardized Average Annual Total Return for the stated periods (or shorter period indicated in the note below), based upon a hypothetical initial Purchase Payment of $1,000, calculated in accordance with the formula set out below.

    The Securities and Exchange Commission defines "standardized" total return information to mean Average Annual Total Return, based on a hypothetical initial purchase payment of $1,000 and calculated in accordance with the formula set forth after the table, but presented only for periods subsequent to the commencement of the offering in the separate account.


                          AVERAGE ANNUAL TOTAL RETURN
                        PERIOD ENDING DECEMBER 31, 2000




Fund Name                                                SEC Inception Date    1 Yr Load      5 Yr Load     Life Load
REGATTA NY MONEY MARKET                                      03/31/1993          -1.37%          2.70%        3.07%
REGATTA NY CAPITAL APPRECIATION                              03/31/1993          -17.70%         14.89%       14.74%
REGATTA NY UTILITIES                                         11/16/1993          -0.26%          18.76%       16.71%
REGATTA NY GLOBAL GOVERNMENTS                                03/31/1993          -5.59%          0.58%        3.37%
REGATTA NY MANAGED SECTORS                                   03/31/1993          -26.16%         16.82%       15.39%
REGATTA NY TOTAL RETURN                                      03/31/1993           8.48%          10.53%       10.38%
REGATTA NY GOVERNMENT SECURITIES                             03/31/1993           4.39%          3.32%        4.51%
REGATTA NY MASS INVESTORS TRUST                              03/31/1993          -6.88%          14.36%       13.73%
REGATTA NY GLOBAL GROWTH                                     11/16/1993          -19.01%         14.16%       13.62%
REGATTA NY HIGH YIELD                                        03/31/1993          -13.09%         2.60%        4.67%

The length of the period and the last day of each period used in the above table are set out in the table heading and in the footnotes above. The Average Annual Total Return for each period was determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, in accordance with the following formula:

                                         n
                                 P(1 + T)  = ERV

      Where: P = a hypothetical initial Purchase Payment
                 of $1,000
             T = average annual total return for the
                 period
             n = number of years
           ERV = redeemable value (as of the end of the period) of a hypothetical $1,000
                 Purchase Payment made at the beginning
                 of the 1-year, 5-year, or 10-year period
                 (or fractional portion thereof)

    The formula assumes that: 1) all recurring fees have been deducted from the Participant's Account; 2) all applicable non-recurring Contract charges are deducted at the end of the period; and 3) there will be a full surrender at the end of the period.

    The $30 annual Account Fee will be allocated among the Sub-Accounts so that each Sub-Account's allocated portion of the Account Fee is proportional to the percentage of the number of Certificates that have amounts allocated to that Sub-Account. Because the impact of Account Fees on a particular Certificate may differ from those assumed in the computation due to differences between actual allocations and the assumed ones, the total return that would have been experienced by an actual Contract over these same time periods may have been different from that shown above.

NON-STANDARDIZED COMPOUND GROWTH RATE:

    The table below shows, for various Sub-Accounts of the Variable Account, the Non-Standardized Compound Growth Rate for the stated periods (or shorter period indicated in the note below), based upon a hypothetical investment calculated in accordance with the formula set out under "Average Annual Return," except that no withdrawal charges or annual Account Fees have been deducted. If withdrawal charges and Account Fees were reflected, returns would be lower (see "Average Annual Total Return".) For purposes of determining these investment results, the actual investment performance of each Series of MFS/Sun Life Series Trust is reflected from the date the Series commenced operations ("Inception"), although the Contracts have been offered only since April 1, 1993.



                     NON-STANDARDIZED COMPOUND GROWTH RATE
                        PERIOD ENDING DECEMBER 31, 2000




Fund Name                              Inception Date   1 Yr NAV    5 Yr NAV   10 Yr NAV   Life NAV
REGATTA NY MONEY MARKET                  08/29/1985       4.51%       3.68%      3.21%       4.03%
REGATTA NY CAPITAL APPRECIATION          08/13/1985      -12.63%      16.11%     17.04%      14.91%
REGATTA NY UTILITIES                     11/16/1993       5.52%       19.73%     --          16.74%
REGATTA NY GLOBAL GOVERNMENTS            05/16/1988      -0.09%       1.45%      4.29%       5.24%
REGATTA NY MANAGED SECTORS               05/27/1988      -21.91%      17.86%     17.33%      16.02%
REGATTA NY TOTAL RETURN                  05/16/1988      15.20%       11.74%     11.63%      10.91%
REGATTA NY GOVERNMENT SECURITIES         08/12/1985      10.60%       4.27%      5.94%       6.77%
REGATTA NY MASS INVESTORS TRUST          12/05/1986      -1.27%       15.45%     15.08%      12.61%
REGATTA NY GLOBAL GROWTH                 11/16/1993      -14.32%      15.16%     --          13.71%
REGATTA NY HIGH YIELD                    08/13/1985      -8.06%       3.48%      9.73%       6.81%

------------------------

* From commencement of investment operations


ADDITIONAL NON-STANDARDIZED INVESTMENT PERFORMANCE:

    The Variable Account may illustrate its results over various periods and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. Such results may be computed on a "cumulative" and/or "annualized" basis.

    "Cumulative" quotations are arrived at by calculating the change in the Accumulation Unit value of a Sub-Account between the first and last day of the base period being measured, and expressing the difference as a percentage of the Accumulation Unit value at the beginning of the base period.

    "Annualized" quotations are calculated by applying a formula which determines the level rate of return which, if earned over the entire base period, would produce the cumulative return.

                           ADVERTISING AND SALES LITERATURE

          As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

          A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

          DUFF & PHELPS CREDIT RATING Company's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.

          LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

          STANDARD & POOR's insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

          VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

          MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

          STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

          NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market valueweighted and was introduced with a base of 100.00 on February 5, 1971.

          DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

          MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and "style box" matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

          IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

          In its advertisements and other sales literature for the Variable Account and the Series Fund, the Company may illustrate the advantages of the Contracts in a number of ways:

          DOLLAR COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

          SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

          THE COMPANY'S OR MFS' CUSTOMERS. Sales literature for the Variable Account and the Series may refer to the number of clients which they serve.

          THE COMPANY'S OR MFS' ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Duff & Phelps and A.M. Best Company above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria. It may also discuss these types of information in relation to its parents. For example, at December 31, 1998 Sun Life Assurance Company of
Canada (U.S.) was the largest U.S. life insurance company based upon overall assets and its ultimate parent company, Sun Life Assurance Company of Canada, was the largest.

          COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

          The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

          The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how three different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. And the third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

--------------------------------------------------------------------------------
                                      10 YEARS       20 YEARS       30 YEARS
--------------------------------------------------------------------------------
 Non-Tax-Deferred Account              $16,856        $28,413       $ 47,893
--------------------------------------------------------------------------------
 Tax-Deferred Account                  $21,589        $46,610       $100,627
--------------------------------------------------------------------------------
 Tax-Deferred Account After            $17,765        $34,528       $ 70,720
--------------------------------------------------------------------------------
 Paying Taxes
--------------------------------------------------------------------------------

THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE REGATTA NY VARIABLE ANNUITY OR ANY OF ITS INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59 1/2, A 10% FEDERAL PENALTY TAX.

                                     CALCULATIONS

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

          Suppose the net asset value of a Series Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Series Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 divided by $18.32 is 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00003809 (the daily equivalent of the current maximum charge of 1.40% on an annual basis) gives a net investment factor of 1.00323702. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6117130 (14.5645672 X 1.00323702).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

          Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been
12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the annuity unit for the current valuation period would be 12.3843113 (12.3456789 X 1.00323702 (the Net Investment Factor) X 0.99989255).
0.99989255 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of 4% per year used to establish the Annuity Payment Rates found in the Contract.

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

          Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are
14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3843113. The first variable annuity payment would be $865.57 (8,765.4321 X 14.5645672 X 6.78 divided by 1,000). The number of annuity units credited would be
70.1112 ($865.57 divided by 12.3456789) and the second variable annuity payment would be $868.28 (70.1112 X 12.3843113).

                           DISTRIBUTION OF THE CONTRACTS

          We offer the Contracts on a continuous basis. The Contracts are sold by licensed insurance agents in the state of New York. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company's parent, Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"). Clarendon is registered with the SEC under the Securities Exchange Act of 1934 as broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and Sun Life Insurance (U.S.) and variable life insurance contracts issued by Sun Life (U.S.).

          Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 6.36% of Purchase Payments.

          Commissions will not be paid with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading "Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates."

                       DESIGNATION AND CHANGE OF BENEFICIARY

          The Beneficiary designation in the Application will remain in effect until changed.

          Subject to the rights of an irrevocably designated Beneficiary, you may change or revoke the designation of Beneficiary by filing the change or revocation with us in the form we require. The change or revocation will not be binding on us until we receive it. When we receive it, the change or revocation will be effective as of the date on which it was signed, but the change or revocation will be without prejudice to us on account of any payment we make or any action we take before receiving the change or revocation.

          Please refer to the terms of your particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.

                                     CUSTODIAN

          We are the Custodian of the assets of the Variable Account. We will purchase Series Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Series Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.


                                FINANCIAL STATEMENTS

          The Financial Statements of Sun Life Insurance and Annuity Company of New York and Sun Life (N.Y.) Variable Account C for the year ended December 31, 2000 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C


PERFORMANCE SUMMARY


These performance results do not reflect any applicable surrender charges. Past performance is no guarantee of future results.


                                                                       UNIT VALUE                 PERCENTAGE
                                                         --------------------------------------     CHANGE
                                                         DECEMBER 31, 1999   DECEMBER 31, 2000   IN UNIT VALUE
                                                         ------------------  ------------------  -------------
  REGATTA -- NY CONTRACTS:
    Capital Appreciation Series........................       $34.0262            $29.7280          (12.63)%
    Massachusetts Investors Trust Series...............        27.8818             27.5275           (1.27)
    Government Securities Series.......................        12.9237             14.2931           10.60
    High Yield Series..................................        15.6326             14.3731           (8.06)
    Managed Sectors Series.............................        39.8571             31.1237          (21.91)
    Money Market Series................................        12.3026             12.8570            4.51
    Total Return Series................................        19.1850             22.1007           15.20
    Utilities Series...................................        29.4815             31.1078            5.52
    Global Governments Series..........................        13.0332             13.0217           (0.09)
    Global Growth Series...............................        25.9348             22.2203          (14.32)
  REGATTA GOLD -- NY CONTRACTS:
    Bond Series........................................       $ 9.8200            $10.6791            8.75%
    Capital Appreciation Series........................        22.6198             19.7625          (12.63)
    Capital Opportunities Series.......................        19.7776             18.5566           (6.17)
    Massachusetts Investors Trust Series...............        18.8640             18.6244           (1.27)
    Emerging Growth Series.............................        29.0322             23.1680          (20.20)
    Equity Income Series...............................         9.8814             12.6949           28.47
    Foreign & Colonial Emerging Markets Equity
     Series............................................         9.0591              6.9035          (23.80)
    International Growth and Income Series.............        14.8716             14.3192           (3.71)
    International Growth Series........................        12.5550             11.4167           (9.07)
    Government Securities Series.......................        11.3761             12.5815           10.60
    High Yield Series..................................        12.3601             11.3643           (8.06)
    Managed Sectors Series.............................        28.4991             22.2545          (21.91)
    Massachusetts Investors Growth Stock Series........        12.5684             11.6369           (7.41)
    Money Market Series................................        11.2115             11.7167            4.51
    New Discovery Series...............................        16.0007             15.8421           (0.99)
    Research Equity Series.............................        19.7914             18.7162           (5.43)
    Research Growth and Income Series..................        13.7803             14.0128            1.69
    Strategic Growth Series............................        10.0000*             8.5000          (15.00)
    Total Return Series................................        14.4646             16.6629           15.20
    Utilities Series...................................        21.9857             23.1986            5.52
    Global Asset Allocation Series.....................        14.2950             13.7738           (3.65)
    Global Governments Series..........................        10.6699             10.6604           (0.09)
    Global Growth Series...............................        22.0864             18.9231          (14.32)
    Global Total Return Series.........................        14.8545             14.9900            0.91
    Research International Series......................        13.3890             12.1549           (9.22)
    Strategic Income Series............................        10.1388             10.2897            1.49


* Reflects unit value on date of commencement of operations.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C


STATEMENT OF CONDITION
 -- December 31, 2000


 ASSETS:                                               Shares        Cost         Value
 Investments in MFS/Sun Life Series Trust:           ----------  ------------  ------------
     Bond Series (BDS).............................      14,319  $    149,226  $    156,259
     Capital Appreciation Series (CAS).............   1,341,079    57,115,676    55,719,923
     Capital Opportunities Series (COS)............     475,636     9,908,226     9,850,473
     Massachusetts Investors Trust Series (MIT)....   2,138,921    72,647,211    75,125,167
     Emerging Growth Series (EGS)..................   1,360,366    36,332,954    39,878,865
     Equity Income Series (EIS)....................      77,390     1,007,496     1,118,503
     Foreign & Colonial Emerging Markets Equity
      Series (FCE).................................      19,547       205,028       172,476
     International Growth and Income Series
      (FCI)........................................     243,344     3,029,732     3,201,734
     International Growth Series (FCG).............     117,831     1,388,931     1,395,156
     Government Securities Series (GSS)............   1,183,913    15,110,039    15,520,291
     High Yield Series (HYS).......................   1,669,616    15,027,604    12,735,674
     Managed Sectors Series (MSS)..................     596,547    21,346,456    19,894,836
     Massachusetts Investors Growth Stock Series
      (MIS)........................................     575,933     8,840,256     8,354,277
     Money Market Series (MMS).....................  11,536,313    11,536,313    11,536,313
     New Discovery Series (NWD)....................     170,035     2,776,975     2,717,854
     Research Equity Series (RES)..................   1,767,406    38,621,804    41,798,581
     Research Growth and Income Series (RGS).......     279,120     3,716,697     4,080,292
     Strategic Growth Series (SGS).................       8,863       108,241        96,688
     Total Return Series (TRS).....................   2,878,275    54,698,128    56,687,039
     Utilities Series (UTS)........................   1,031,999    17,641,204    19,687,015
     Global Asset Allocation Series (GAA)..........     222,206     3,255,086     3,324,749
     Global Governments Series (GGS)...............     306,372     3,278,231     3,049,764
     Global Growth Series (GGR)....................     881,040    15,571,058    16,275,987
     Global Total Return Series (GTR)..............     284,932     4,399,532     4,485,309
     Research International Series (RSS)...........      70,584       942,965       896,416
     Strategic Income Series (SIS).................      34,633       348,360       349,750
                                                                 ------------  ------------
                                                                 $399,003,429  $408,109,391
                                                                 ============
 LIABILITY:
     Payable to sponsor............................                                (139,972)
                                                                               ------------
         Net Assets................................                            $407,969,419
                                                                               ============


                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C


STATEMENT OF CONDITION
 -- December 31, 2000 -- continued


 NET ASSETS:
                                           Applicable to Owners of
                                          Deferred Variable Annuity
                                                  Contracts               Reserve
                                      ---------------------------------     for
                                                   Unit                   Variable
                                        Units     Value       Value      Annuities      Total
                                      ---------  --------  ------------  ----------  ------------
 Regatta-NY Contracts:
     CAS............................    878,308  $29.7280  $ 26,103,334  $   95,003  $ 26,198,337
     MIT............................    684,415   27.5275    18,837,461     143,569    18,981,030
     GSS............................    543,141   14.2931     7,762,589      69,831     7,832,420
     HYS............................    209,754   14.3731     3,027,982       6,642     3,034,624
     MSS............................    268,401   31.1237     8,353,437      --         8,353,437
     MMS............................    443,137   12.8570     5,691,288     122,126     5,813,414
     TRS............................  1,053,465   22.1007    23,276,681     600,198    23,876,879
     UTS............................     97,977   31.1078     3,048,679      74,203     3,122,882
     GGS............................    170,907   13.0217     2,228,288      --         2,228,288
     GGR............................    312,693   22.2203     6,949,042      55,946     7,004,988
                                                           ------------  ----------  ------------
                                                           $105,278,781  $1,167,518  $106,446,299
                                                           ------------  ----------  ------------
 Regatta Gold-NY Contracts:
     BDS............................     14,630  $10.6791  $    156,259  $   --      $    156,259
     CAS............................  1,492,787   19.7625    29,501,220       7,152    29,508,372
     COS............................    530,934   18.5566     9,850,473      --         9,850,473
     MIT............................  2,982,000   18.6244    55,535,149     574,130    56,109,279
     EGS............................  1,714,685   23.1680    39,724,071     152,130    39,876,201
     EIS............................     88,109   12.6949     1,118,503      --         1,118,503
     FCE............................     24,973    6.9035       172,476      --           172,476
     FCI............................    220,666   14.3192     3,159,702      42,264     3,201,966
     FCG............................    121,359   11.4167     1,385,469      10,055     1,395,524
     GSS............................    610,154   12.5815     7,675,295       9,289     7,684,584
     HYS............................    848,963   11.3643     9,654,968      51,641     9,706,609
     MSS............................    515,612   22.2545    11,474,449      67,264    11,541,713
     MIS............................    703,237   11.6369     8,182,395     167,980     8,350,375
     MMS............................    487,950   11.7167     5,719,053      --         5,719,053
     NWD............................    168,713   15.8421     2,672,898      43,231     2,716,129
     RES............................  2,232,305   18.7162    41,779,949      19,329    41,799,278
     RGS............................    289,277   14.0128     4,063,385      17,540     4,080,925
     SGS............................     11,374    8.5000        96,688      --            96,688
     TRS............................  1,932,406   16.6629    32,185,801     547,276    32,733,077
     UTS............................    709,257   23.1986    16,475,921      83,936    16,559,857
     GAA............................    241,078   13.7738     3,324,749      --         3,324,749
     GGS............................     76,984   10.6604       821,168      --           821,168
     GGR............................    489,355   18.9231     9,261,002       7,102     9,268,104
     GTR............................    295,796   14.9900     4,433,964      51,628     4,485,592
     RSS............................     73,754   12.1549       896,416      --           896,416
     SIS............................     33,990   10.2897       349,750      --           349,750
                                                           ------------  ----------  ------------
                                                           $299,671,173  $1,851,947  $301,523,120
                                                           ------------  ----------  ------------
         Net Assets......................................  $404,949,954  $3,019,465  $407,969,419
                                                           ============  ==========  ============


                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C


STATEMENT OF OPERATIONS
 -- Year Ended December 31, 2000


                                               BDS           CAS           COS          MIT           EGS
                                           Sub-Account   Sub-Account   Sub-Account  Sub-Account   Sub-Account
                                           -----------  -------------  -----------  ------------  ------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............   $  1,085    $  8,562,281   $1,035,027   $  5,939,218  $  4,973,543
   Mortality and expense risk charges....       (800)       (817,517)    (122,930)      (966,779)     (612,435)
   Distribution and administrative
    expense charges......................        (96)        (98,102)     (14,752)      (116,014)      (73,492)
                                            --------    ------------   -----------  ------------  ------------
       Net investment income (loss)......   $    189    $  7,646,662   $  897,345   $  4,856,425  $  4,287,616
                                            --------    ------------   -----------  ------------  ------------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................   $ 67,276    $ 13,632,574   $1,988,637   $ 15,436,833  $ 11,008,937
     Cost of investments sold............    (67,151)     (9,840,181)  (1,300,887)   (12,915,694)   (5,156,350)
                                            --------    ------------   -----------  ------------  ------------
       Net realized gains (losses).......   $    125    $  3,792,393   $  687,750   $  2,521,139  $  5,852,587
                                            --------    ------------   -----------  ------------  ------------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................   $  7,033    $ (1,395,753)  $  (57,753)  $  2,477,956  $  3,545,911
     Beginning of year...................         36      18,216,011    2,373,799     10,957,132    24,375,559
                                            --------    ------------   -----------  ------------  ------------
       Change in unrealized appreciation
        (depreciation)...................   $  6,997    $(19,611,764)  $(2,431,552) $ (8,479,176) $(20,829,648)
                                            --------    ------------   -----------  ------------  ------------
         Realized and unrealized gains
          (losses).......................   $  7,122    $(15,819,371)  $(1,743,802) $ (5,958,037) $(14,977,061)
                                            --------    ------------   -----------  ------------  ------------
   INCREASE (DECREASE) IN NET ASSETS FROM
    OPERATIONS...........................   $  7,311    $ (8,172,709)  $ (846,457)  $ (1,101,612) $(10,689,445)
                                            ========    ============   ===========  ============  ============


                                               EIS          FCE          FCI          FCG          GSS
                                           Sub-Account  Sub-Account  Sub-Account  Sub-Account  Sub-Account
                                           -----------  -----------  -----------  -----------  -----------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............   $   3,460    $      24    $ 343,495    $  21,826   $   808,722
   Mortality and expense risk charges....      (5,294)      (2,585)     (41,241)     (14,317)     (170,569)
   Distribution and administrative
    expense charges......................        (635)        (310)      (4,949)      (1,718)      (20,468)
                                            ---------    ---------    ---------    ---------   -----------
       Net investment income (loss)......   $  (2,469)   $  (2,871)   $ 297,305    $   5,791   $   617,685
                                            ---------    ---------    ---------    ---------   -----------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................   $ 260,537    $ 289,790    $ 890,610    $ 109,922   $ 5,358,961
     Cost of investments sold............    (233,579)    (245,007)    (745,741)     (91,190)   (5,444,793)
                                            ---------    ---------    ---------    ---------   -----------
       Net realized gains (losses).......   $  26,958    $  44,783    $ 144,869    $  18,732   $   (85,832)
                                            ---------    ---------    ---------    ---------   -----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................   $ 111,007    $ (32,552)   $ 172,002    $   6,225   $   410,252
     Beginning of year...................       1,892       60,846      743,681      139,979      (468,481)
                                            ---------    ---------    ---------    ---------   -----------
       Change in unrealized appreciation
        (depreciation)...................   $ 109,115    $ (93,398)   $(571,679)   $(133,754)  $   878,733
                                            ---------    ---------    ---------    ---------   -----------
         Realized and unrealized gains
          (losses).......................   $ 136,073    $ (48,615)   $(426,810)   $(115,022)  $   792,901
                                            ---------    ---------    ---------    ---------   -----------
   INCREASE (DECREASE) IN NET ASSETS FROM
    OPERATIONS...........................   $ 133,604    $ (51,486)   $(129,505)   $(109,231)  $ 1,410,586
                                            =========    =========    =========    =========   ===========


                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C


STATEMENT OF OPERATIONS
 -- Year Ended December 31, 2000 -- continued


                                               HYS           MSS           MIS          MMS           NWD
                                           Sub-Account   Sub-Account   Sub-Account  Sub-Account   Sub-Account
                                           -----------  -------------  -----------  ------------  -----------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............  $1,416,461   $  4,725,617   $  261,105   $    751,854   $ 127,103
   Mortality and expense risk charges....    (182,017)      (305,401)     (83,260)      (160,331)    (26,640)
   Distribution and administrative
    expense charges......................     (21,842)       (36,648)      (9,991)       (19,240)     (3,197)
                                           -----------  ------------   -----------  ------------   ---------
       Net investment income (loss)......  $1,212,602   $  4,383,568   $  167,854   $    572,283   $  97,266
                                           -----------  ------------   -----------  ------------   ---------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................  $4,322,866   $  5,463,495   $  538,479   $ 31,787,632   $ 342,624
     Cost of investments sold............  (4,914,647)    (3,594,209)    (428,088)   (31,787,632)   (208,193)
                                           -----------  ------------   -----------  ------------   ---------
       Net realized gains (losses).......  $ (591,781)  $  1,869,286   $  110,391   $    --        $ 134,431
                                           -----------  ------------   -----------  ------------   ---------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................  $(2,291,930) $ (1,451,620)  $ (485,979)  $    --        $ (59,121)
     Beginning of year...................    (534,885)    11,084,433      576,430        --          330,852
                                           -----------  ------------   -----------  ------------   ---------
       Change in unrealized appreciation
        (depreciation)...................  $(1,757,045) $(12,536,053)  $(1,062,409) $    --        $(389,973)
                                           -----------  ------------   -----------  ------------   ---------
         Realized and unrealized gains
          (losses).......................  $(2,348,826) $(10,666,767)  $ (952,018)  $    --        $(255,542)
                                           -----------  ------------   -----------  ------------   ---------
   INCREASE (DECREASE) IN NET ASSETS FROM
    OPERATIONS...........................  $(1,136,224) $ (6,283,199)  $ (784,164)  $    572,283   $(158,276)
                                           ===========  ============   ===========  ============   =========


                                               RES          RGS           SGS             TRS           UTS
                                           Sub-Account  Sub-Account  Sub-Account(a)   Sub-Account   Sub-Account
                                           -----------  -----------  --------------  -------------  ------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............  $ 4,941,583   $  68,786      $--          $  5,249,850   $ 1,812,433
   Mortality and expense risk charges....     (578,979)    (48,914)         (363)        (648,370)     (229,549)
   Distribution and administrative
    expense charges......................      (69,478)     (5,870)          (44)         (77,804)      (27,546)
                                           -----------   ---------      --------     ------------   -----------
       Net investment income (loss)......  $ 4,293,126   $  14,002      $   (407)    $  4,523,676   $ 1,555,338
                                           -----------   ---------      --------     ------------   -----------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................  $ 5,415,142   $ 679,466      $  9,610     $ 13,274,285   $ 1,840,875
     Cost of investments sold............   (3,644,887)   (595,910)       (9,616)     (13,933,848)   (1,376,755)
                                           -----------   ---------      --------     ------------   -----------
       Net realized gains (losses).......  $ 1,770,255   $  83,556      $     (6)    $   (659,563)  $   464,120
                                           -----------   ---------      --------     ------------   -----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................  $ 3,176,777   $ 363,595      $(11,553)    $  1,988,911   $ 2,045,811
     Beginning of year...................   11,588,184     389,342       --            (1,590,588)    3,151,974
                                           -----------   ---------      --------     ------------   -----------
       Change in unrealized appreciation
        (depreciation)...................  $(8,411,407)  $ (25,747)     $(11,553)    $  3,579,499   $(1,106,163)
                                           -----------   ---------      --------     ------------   -----------
         Realized and unrealized gains
          (losses).......................  $(6,641,152)  $  57,809      $(11,559)    $  2,919,936   $  (642,043)
                                           -----------   ---------      --------     ------------   -----------
   INCREASE (DECREASE) IN NET ASSETS FROM
    OPERATIONS...........................  $(2,348,026)  $  71,811      $(11,966)    $  7,443,612   $   913,295
                                           ===========   =========      ========     ============   ===========


(a) For the period January 1, 2000 (commencement of operations) through December 31, 2000.


                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C


STATEMENT OF OPERATIONS
 -- Year Ended December 31, 2000 -- continued


                                               GAA          GGS          GGR          GTR          RSS          SIS
                                           Sub-Account  Sub-Account  Sub-Account  Sub-Account  Sub-Account  Sub-Account
                                           -----------  -----------  -----------  -----------  -----------  -----------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............   $ 190,962   $  143,740   $3,050,314    $ 339,406    $  35,444     $10,310
   Mortality and expense risk charges....     (44,132)     (41,179)    (241,200)     (55,065)      (8,563)     (3,460)
   Distribution and administrative
    expense charges......................      (5,296)      (4,942)     (28,944)      (6,608)      (1,028)       (415)
                                            ---------   -----------  -----------   ---------    ---------     -------
       Net investment income (loss)......   $ 141,534   $   97,619   $2,780,170    $ 277,733    $  25,853     $ 6,435
                                            ---------   -----------  -----------   ---------    ---------     -------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................   $ 464,553   $1,116,156   $4,139,345    $ 578,929    $ 308,321     $ 6,267
     Cost of investments sold............    (425,337)  (1,311,344)  (2,756,611)    (535,721)    (287,653)     (6,352)
                                            ---------   -----------  -----------   ---------    ---------     -------
       Net realized gains (losses).......   $  39,216   $ (195,188)  $1,382,734    $  43,208    $  20,668     $   (85)
                                            ---------   -----------  -----------   ---------    ---------     -------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................   $  69,663   $ (228,467)  $  704,929    $  85,777    $ (46,549)    $ 1,390
     Beginning of year...................     387,442     (311,489)   7,697,264      369,215       60,637       3,024
                                            ---------   -----------  -----------   ---------    ---------     -------
       Change in unrealized appreciation
        (depreciation)...................   $(317,779)  $   83,022   $(6,992,335)  $(283,438)   $(107,186)    $(1,634)
                                            ---------   -----------  -----------   ---------    ---------     -------
         Realized and unrealized gains
          (losses).......................   $(278,563)  $ (112,166)  $(5,609,601)  $(240,230)   $ (86,518)    $(1,719)
                                            ---------   -----------  -----------   ---------    ---------     -------
   INCREASE (DECREASE) IN NET ASSETS FROM
    OPERATIONS...........................   $(137,029)  $  (14,547)  $(2,829,431)  $  37,503    $ (60,665)    $ 4,716
                                            =========   ===========  ===========   =========    =========     =======


                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C


STATEMENTS OF CHANGES IN NET ASSETS


                                                   BDS                      CAS                         COS
                                               Sub-Account              Sub-Account                 Sub-Account
                                            ------------------   --------------------------   ------------------------
                                                Year Ended               Year Ended                  Year Ended
                                               December 31,             December 31,                December 31,
                                              2000     1999(a)       2000          1999          2000          1999
                                            --------   -------   ------------   -----------   -----------   ----------
 OPERATIONS:
   Net investment income (loss)..........   $    189   $  (218)  $  7,646,662   $ 5,062,542   $   897,345   $   30,887
   Net realized gains (losses)...........        125      (547)     3,792,393     2,123,016       687,750      121,135
   Net unrealized gains (losses).........      6,997        36    (19,611,764)    8,929,307    (2,431,552)   2,048,125
                                            --------   -------   ------------   -----------   -----------   ----------
       Increase (Decrease) in net assets
        from operations..................   $  7,311   $  (729)  $ (8,172,709)  $16,114,865   $  (846,457)  $2,200,147
                                            --------   -------   ------------   -----------   -----------   ----------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received..........   $ 55,771   $16,159   $  1,737,371   $ 3,420,550   $ 1,110,890   $  843,965
     Net transfers between Sub-Accounts
      and Fixed Account..................     70,905     7,594       (832,250)      855,474     1,621,983    2,140,661
     Withdrawals, surrenders,
      annuitizations and contract
      charges............................       (747)       (5)    (5,655,055)   (2,622,533)     (415,708)    (134,822)
                                            --------   -------   ------------   -----------   -----------   ----------
       Net accumulation activity.........   $125,929   $23,748   $ (4,749,934)  $ 1,653,491   $ 2,317,165   $2,849,804
                                            --------   -------   ------------   -----------   -----------   ----------
   Annuitization Activity:
     Annuitizations......................   $  --      $ --      $      9,269   $   --        $   --        $   --
     Annuity payments and account fees...      --        --           (37,966)      (34,018)      --            --
     Adjustments to annuity reserve......      --        --             2,787        (3,331)      --            --
                                            --------   -------   ------------   -----------   -----------   ----------
       Net annuitization activity........   $  --      $ --      $    (25,910)  $   (37,349)  $   --        $   --
                                            --------   -------   ------------   -----------   -----------   ----------
   Increase (Decrease) in net assets from
    contract owner
    transactions.........................   $125,929   $23,748   $ (4,775,844)  $ 1,616,142   $ 2,317,165   $2,849,804
                                            --------   -------   ------------   -----------   -----------   ----------
     Increase (Decrease) in net assets...   $133,240   $23,019   $(12,948,553)  $17,731,007   $ 1,470,708   $5,049,951
 NET ASSETS:
   Beginning of year.....................     23,019     --        68,655,262    50,924,255     8,379,765    3,329,814
                                            --------   -------   ------------   -----------   -----------   ----------
   End of year...........................   $156,259   $23,019   $ 55,706,709   $68,655,262   $ 9,850,473   $8,379,765
                                            ========   =======   ============   ===========   ===========   ==========


(a) For the period May 27, 1999 (commencement of operations) through December 31, 1999.


                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

                                                       MIT                         EGS                        EIS
                                                   Sub-Account                 Sub-Account                Sub-Account
                                            -------------------------   --------------------------   ---------------------
                                                   Year Ended                   Year Ended                Year Ended
                                                  December 31,                 December 31,              December 31,
                                               2000          1999           2000          1999          2000      1999(b)
                                            -----------   -----------   ------------   -----------   ----------   --------
 OPERATIONS:
   Net investment income (loss)..........   $ 4,856,425   $ 4,890,263   $  4,287,616   $    18,486   $   (2,469)  $ (1,118)
   Net realized gains (losses)...........     2,521,139     2,460,538      5,852,587     1,609,849       26,958        (25)
   Net unrealized gains (losses).........    (8,479,176)   (3,031,771)   (20,829,648)   18,929,458      109,115      1,892
                                            -----------   -----------   ------------   -----------   ----------   --------
       Increase (Decrease) in net assets
        from operations..................   $(1,101,612)  $ 4,319,030   $(10,689,445)  $20,557,793   $  133,604   $    749
                                            -----------   -----------   ------------   -----------   ----------   --------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received..........   $ 2,457,740   $ 6,834,904   $  2,147,374   $ 2,616,690   $  414,597   $151,100
     Net transfers between Sub-Accounts
      and Fixed Account..................    (4,016,269)    2,960,318      6,121,903     1,809,663      353,992     83,765
     Withdrawals, surrenders,
      annuitizations and contract
      charges............................    (6,259,219)   (3,220,067)    (6,500,909)   (1,197,519)     (19,002)      (302)
                                            -----------   -----------   ------------   -----------   ----------   --------
       Net accumulation activity.........   $(7,817,748)  $ 6,575,155   $  1,768,368   $ 3,228,834   $  749,587   $234,563
                                            -----------   -----------   ------------   -----------   ----------   --------
   Annuitization Activity:
     Annuitizations......................   $    67,579   $   304,547   $     52,612   $   157,333   $   --       $  --
     Annuity payments and account fees...       (79,741)      (45,178)       (18,916)         (391)      --          --
     Adjustments to annuity reserve......        (7,282)       (5,651)        (3,224)          560       --          --
                                            -----------   -----------   ------------   -----------   ----------   --------
       Net annuitization activity........   $   (19,444)  $   253,718   $     30,472   $   157,502   $   --       $  --
                                            -----------   -----------   ------------   -----------   ----------   --------
   Increase (Decrease) in net assets from
    contract owner
    transactions.........................   $(7,837,192)  $ 6,828,873   $  1,798,840   $ 3,386,336   $  749,587   $234,563
                                            -----------   -----------   ------------   -----------   ----------   --------
     Increase (Decrease) in net assets...   $(8,938,804)  $11,147,903   $ (8,890,605)  $23,944,129   $  883,191   $235,312
 NET ASSETS:
   Beginning of year.....................    84,029,113    72,881,210     48,766,806    24,822,677      235,312      --
                                            -----------   -----------   ------------   -----------   ----------   --------
   End of year...........................   $75,090,309   $84,029,113   $ 39,876,201   $48,766,806   $1,118,503   $235,312
                                            ===========   ===========   ============   ===========   ==========   ========


(b) For the period May 7, 1999 (commencement of operations) through December 31, 1999.


                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

                                                    FCE                     FCI                      FCG
                                                Sub-Account             Sub-Account              Sub-Account
                                            -------------------   -----------------------   ---------------------
                                                Year Ended              Year Ended               Year Ended
                                               December 31,            December 31,             December 31,
                                              2000       1999        2000         1999         2000        1999
                                            --------   --------   ----------   ----------   ----------   --------
 OPERATIONS:
   Net investment income (loss)..........   $ (2,871)  $ (2,671)  $  297,305   $   55,391   $    5,791   $ (3,998)
   Net realized gains (losses)...........     44,783     (9,723)     144,869      136,713       18,732      1,750
   Net unrealized gains (losses).........    (93,398)    87,017     (571,679)     298,397     (133,754)   160,416
                                            --------   --------   ----------   ----------   ----------   --------
       Increase (Decrease) in net assets
        from operations..................   $(51,486)  $ 74,623   $ (129,505)  $  490,501   $ (109,231)  $158,168
                                            --------   --------   ----------   ----------   ----------   --------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received..........   $ 11,854   $ 22,461   $  152,805   $   87,199   $  415,386   $ 71,687
     Net transfers between Sub-Accounts
      and Fixed Account..................    (11,130)    28,083      (72,736)    (346,722)     449,919     86,593
     Withdrawals, surrenders,
      annuitizations and contract
      charges............................    (37,664)    (4,298)    (404,064)     (72,236)     (49,375)   (29,465)
                                            --------   --------   ----------   ----------   ----------   --------
       Net accumulation activity.........   $(36,940)  $ 46,246   $ (323,995)  $ (331,759)  $  815,930   $128,815
                                            --------   --------   ----------   ----------   ----------   --------
   Annuitization Activity:
     Annuitizations......................   $  --      $  --      $   --       $   --       $   --       $  8,601
     Annuity payments and account fees...      --         --          (3,612)      --             (733)      (365)
     Adjustments to annuity reserve......      --         --             232       --             (102)       470
                                            --------   --------   ----------   ----------   ----------   --------
       Net annuitization activity........   $  --      $  --      $   (3,380)  $   --       $     (835)  $  8,706
                                            --------   --------   ----------   ----------   ----------   --------
   Increase (Decrease) in net assets from
    contract owner
    transactions.........................   $(36,940)  $ 46,246   $ (327,375)  $ (331,759)  $  815,095   $137,521
                                            --------   --------   ----------   ----------   ----------   --------
     Increase (Decrease) in net assets...   $(88,426)  $120,869   $ (456,880)  $  158,742   $  705,864   $295,689
 NET ASSETS:
   Beginning of year.....................    260,902    140,033    3,658,846    3,500,104      689,660    393,971
                                            --------   --------   ----------   ----------   ----------   --------
   End of year...........................   $172,476   $260,902   $3,201,966   $3,658,846   $1,395,524   $689,660
                                            ========   ========   ==========   ==========   ==========   ========


                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

                                                       GSS                         HYS                         MSS
                                                   Sub-Account                 Sub-Account                 Sub-Account
                                            -------------------------   -------------------------   -------------------------
                                                   Year Ended                  Year Ended                  Year Ended
                                                  December 31,                December 31,                December 31,
                                               2000          1999          2000          1999          2000          1999
                                            -----------   -----------   -----------   -----------   -----------   -----------
 OPERATIONS:
   Net investment income (loss)..........   $   617,685   $   509,121   $ 1,212,602   $ 1,052,468   $ 4,383,568   $  (206,735)
   Net realized gains (losses)...........       (85,832)      (19,388)     (591,781)      (85,942)    1,869,286       463,826
   Net unrealized gains (losses).........       878,733      (948,831)   (1,757,045)     (159,996)  (12,536,053)   10,581,213
                                            -----------   -----------   -----------   -----------   -----------   -----------
       Increase (Decrease) in net assets
        from operations..................   $ 1,410,586   $  (459,098)  $(1,136,224)  $   806,530   $(6,283,199)  $10,838,304
                                            -----------   -----------   -----------   -----------   -----------   -----------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received..........   $   162,306   $   396,896   $   628,744   $   897,338   $   851,479   $   693,821
     Net transfers between Sub-Accounts
      and Fixed Account..................     1,562,711     2,214,722    (1,535,024)      757,430     1,812,759     1,306,321
     Withdrawals, surrenders,
      annuitizations and contract
      charges............................    (1,769,778)     (663,475)   (1,611,549)     (830,606)   (1,457,773)     (553,762)
                                            -----------   -----------   -----------   -----------   -----------   -----------
       Net accumulation activity.........   $   (44,761)  $ 1,948,143   $(2,517,829)  $   824,162   $ 1,206,465   $ 1,446,380
                                            -----------   -----------   -----------   -----------   -----------   -----------
   Annuitization Activity:
     Annuitizations......................   $   --        $    80,761   $   --        $    49,893   $   --        $   --
     Annuity payments and account fees...        (5,951)       (1,683)      (17,106)      (32,097)      (11,299)       (7,635)
     Adjustments to annuity reserve......        (1,159)       (1,719)       (3,948)       11,303        (1,897)          (48)
                                            -----------   -----------   -----------   -----------   -----------   -----------
       Net annuitization activity........   $    (7,110)  $    77,359   $   (21,054)  $    29,099   $   (13,196)  $    (7,683)
                                            -----------   -----------   -----------   -----------   -----------   -----------
   Increase (Decrease) in net assets from
    contract owner
    transactions.........................   $   (51,871)  $ 2,025,502   $(2,538,883)  $   853,261   $ 1,193,269   $ 1,438,697
                                            -----------   -----------   -----------   -----------   -----------   -----------
     Increase (Decrease) in net assets...   $ 1,358,715   $ 1,566,404   $(3,675,107)  $ 1,659,791   $(5,089,930)  $12,277,001
 NET ASSETS:
   Beginning of year.....................    14,158,289    12,591,885    16,416,340    14,756,549    24,985,080    12,708,079
                                            -----------   -----------   -----------   -----------   -----------   -----------
   End of year...........................   $15,517,004   $14,158,289   $12,741,233   $16,416,340   $19,895,150   $24,985,080
                                            ===========   ===========   ===========   ===========   ===========   ===========


                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

                                                      MIS                        MMS                        NWD
                                                  Sub-Account                Sub-Account                Sub-Account
                                            -----------------------   -------------------------   -----------------------
                                                  Year Ended                 Year Ended                 Year Ended
                                                 December 31,               December 31,               December 31,
                                               2000       1999(c)        2000          1999          2000       1999(c)
                                            ----------   ----------   -----------   -----------   ----------   ----------
 OPERATIONS:
   Net investment income (loss)..........   $  167,854   $   (9,041)  $   572,283   $   449,101   $   97,266   $   (2,495)
   Net realized gains (losses)...........      110,391       42,562       --            --           134,431        4,180
   Net unrealized gains (losses).........   (1,062,409)     576,430       --            --          (389,973)     330,852
                                            ----------   ----------   -----------   -----------   ----------   ----------
       Increase (Decrease) in net assets
        from operations..................   $ (784,164)  $  609,951   $   572,283   $   449,101   $ (158,276)  $  332,537
                                            ----------   ----------   -----------   -----------   ----------   ----------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received..........   $1,931,389   $1,545,594   $ 2,779,898   $ 4,578,279   $  518,669   $   97,352
     Net transfers between Sub-Accounts
      and Fixed Account..................    3,753,981    1,456,383       666,976    (5,081,749)   1,285,427      686,241
     Withdrawals, surrenders,
      annuitizations and contract
      charges............................     (195,760)    (150,410)   (6,918,180)   (1,932,080)     (94,291)         (22)
                                            ----------   ----------   -----------   -----------   ----------   ----------
       Net accumulation activity.........   $5,489,610   $2,851,567   $(3,471,306)  $(2,435,550)  $1,709,805   $  783,571
                                            ----------   ----------   -----------   -----------   ----------   ----------
   Annuitization Activity:
     Annuitizations......................   $   61,495   $  144,646   $   --        $   142,142   $   51,873   $   --
     Annuity payments and account fees...      (18,828)      --           (15,819)      (13,200)      (1,656)      --
     Adjustments to annuity reserve......       (3,836)         (66)         (853)       (2,910)      (1,725)      --
                                            ----------   ----------   -----------   -----------   ----------   ----------
       Net annuitization activity........   $   38,831   $  144,580   $   (16,672)  $   126,032   $   48,492   $   --
                                            ----------   ----------   -----------   -----------   ----------   ----------
   Increase (Decrease) in net assets from
    contract owner
    transactions.........................   $5,528,441   $2,996,147   $(3,487,978)  $(2,309,518)  $1,758,297   $  783,571
                                            ----------   ----------   -----------   -----------   ----------   ----------
   Increase (Decrease) in net assets.....   $4,744,277   $3,606,098   $(2,915,695)  $(1,860,417)  $1,600,021   $1,116,108
 NET ASSETS:
   Beginning of year.....................    3,606,098       --        14,448,162    16,308,579    1,116,108       --
                                            ----------   ----------   -----------   -----------   ----------   ----------
   End of year...........................   $8,350,375   $3,606,098   $11,532,467   $14,448,162   $2,716,129   $1,116,108
                                            ==========   ==========   ===========   ===========   ==========   ==========


(c) For the period April 26, 1999 (commencement of operations) through December 31, 1999.


                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

                                                       RES                        RGS                  SGS
                                                   Sub-Account                Sub-Account          Sub-Account
                                            -------------------------   -----------------------   -------------
                                                   Year Ended                 Year Ended           Year Ended
                                                  December 31,               December 31,         December 31,
                                               2000          1999          2000         1999         2000(d)
                                            -----------   -----------   ----------   ----------   -------------
 OPERATIONS:
   Net investment income (loss)..........   $ 4,293,126   $   821,260   $   14,002   $  (40,465)     $   (407)
   Net realized gains (losses)...........     1,770,255     1,471,067       83,556      206,592            (6)
   Net unrealized gains (losses).........    (8,411,407)    6,195,085      (25,747)      48,849       (11,553)
                                            -----------   -----------   ----------   ----------      --------
       Increase (Decrease) in net assets
        from operations..................   $(2,348,026)  $ 8,487,412   $   71,811   $  214,976      $(11,966)
                                            -----------   -----------   ----------   ----------      --------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received..........   $ 1,192,055   $ 2,291,829   $  280,491   $  609,314      $ 88,979
     Net transfers between Sub-Accounts
      and Fixed Account..................       642,900      (693,664)     (19,918)     344,254        20,004
     Withdrawals, surrenders,
      annuitizations and contract
      charges............................    (3,640,209)   (1,817,915)    (181,082)    (143,333)         (329)
                                            -----------   -----------   ----------   ----------      --------
       Net accumulation activity.........   $(1,805,254)  $  (219,750)  $   79,491   $  810,235      $108,654
                                            -----------   -----------   ----------   ----------      --------
   Annuitization Activity:
     Annuitizations......................   $   --        $    17,754   $   --       $   17,630      $--
     Annuity payments and account fees...        (1,455)         (722)      (1,193)        (690)      --
     Adjustments to annuity reserve......          (158)          855          (88)         721       --
                                            -----------   -----------   ----------   ----------      --------
       Net annuitization activity........   $    (1,613)  $    17,887   $   (1,281)  $   17,661      $--
                                            -----------   -----------   ----------   ----------      --------
   Increase (Decrease) in net assets from
    contract owner
    transactions.........................   $(1,806,867)  $  (201,863)  $   78,210   $  827,896      $108,654
                                            -----------   -----------   ----------   ----------      --------
     Increase (Decrease) in net assets...   $(4,154,893)  $ 8,285,549   $  150,021   $1,042,872      $ 96,688
 NET ASSETS:
   Beginning of year.....................    45,954,171    37,668,622    3,930,904    2,888,032       --
                                            -----------   -----------   ----------   ----------      --------
   End of year...........................   $41,799,278   $45,954,171   $4,080,925   $3,930,904      $ 96,688
                                            ===========   ===========   ==========   ==========      ========


(d) For the period January 1, 2000 (commencement of operations) through December 31, 2000.


                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

                                                       TRS                         UTS                        GAA
                                                   Sub-Account                 Sub-Account                Sub-Account
                                            -------------------------   -------------------------   -----------------------
                                                   Year Ended                  Year Ended                 Year Ended
                                                  December 31,                December 31,               December 31,
                                               2000          1999          2000          1999          2000         1999
                                            -----------   -----------   -----------   -----------   ----------   ----------
 OPERATIONS:
   Net investment income (loss)..........   $ 4,523,676   $ 7,746,171   $ 1,555,338   $ 1,237,438   $  141,534   $  135,245
   Net realized gains (losses)...........      (659,563)     (181,703)      464,120       291,350       39,216        7,500
   Net unrealized gains (losses).........     3,579,499    (6,794,002)   (1,106,163)    2,126,467     (317,779)     399,246
                                            -----------   -----------   -----------   -----------   ----------   ----------
       Increase (Decrease) in net assets
        from operations..................   $ 7,443,612   $   770,466   $   913,295   $ 3,655,255   $ (137,029)  $  541,991
                                            -----------   -----------   -----------   -----------   ----------   ----------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received..........   $   882,479   $ 2,858,711   $ 1,156,952   $ 1,363,693   $   64,381   $  129,985
     Net transfers between Sub-Accounts
      and Fixed Account..................    (2,379,578)       74,433     1,819,300     1,025,946      (33,977)    (122,538)
     Withdrawals, surrenders,
      annuitizations and contract
      charges............................    (5,581,400)   (4,105,250)     (768,424)     (619,970)    (287,058)    (110,545)
                                            -----------   -----------   -----------   -----------   ----------   ----------
       Net accumulation activity.........   $(7,078,499)  $(1,172,106)  $ 2,207,828   $ 1,769,669   $ (256,654)  $ (103,098)
                                            -----------   -----------   -----------   -----------   ----------   ----------
   Annuitization Activity:
     Annuitizations......................   $   --        $   176,608   $   --        $   152,945   $   --       $   --
     Annuity payments and account fees...      (141,943)     (130,587)      (20,625)       (4,046)      --           --
     Adjustments to annuity reserve......       (27,400)        2,654        (2,241)       (2,035)      --           --
                                            -----------   -----------   -----------   -----------   ----------   ----------
       Net annuitization activity........   $  (169,343)  $    48,675   $   (22,866)  $   146,864   $   --       $   --
                                            -----------   -----------   -----------   -----------   ----------   ----------
   Increase (Decrease) in net assets from
    contract owner
    transactions.........................   $(7,247,842)  $(1,123,431)  $ 2,184,962   $ 1,916,533   $ (256,654)  $ (103,098)
                                            -----------   -----------   -----------   -----------   ----------   ----------
     Increase (Decrease) in net assets...   $   195,770   $  (352,965)  $ 3,098,257   $ 5,571,788   $ (393,683)  $  438,893
 NET ASSETS:
   Beginning of year.....................    56,414,186    56,767,151    16,584,482    11,012,694    3,718,432    3,279,539
                                            -----------   -----------   -----------   -----------   ----------   ----------
   End of year...........................   $56,609,956   $56,414,186   $19,682,739   $16,584,482   $3,324,749   $3,718,432
                                            ===========   ===========   ===========   ===========   ==========   ==========


                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

                                                      GGS                        GGR                        GTR
                                                  Sub-Account                Sub-Account                Sub-Account
                                            -----------------------   -------------------------   -----------------------
                                                  Year Ended                 Year Ended                 Year Ended
                                                 December 31,               December 31,               December 31,
                                               2000         1999         2000          1999          2000         1999
                                            ----------   ----------   -----------   -----------   ----------   ----------
 OPERATIONS:
   Net investment income (loss)..........   $   97,619   $  460,756   $ 2,780,170   $   303,340   $  277,733   $  299,879
   Net realized gains (losses)...........     (195,188)    (122,695)    1,382,734       452,605       43,208      100,881
   Net unrealized gains (losses).........       83,022     (633,342)   (6,992,335)    6,692,595     (283,438)     (86,257)
                                            ----------   ----------   -----------   -----------   ----------   ----------
       Increase (Decrease) in net assets
        from operations..................   $  (14,547)  $ (295,281)  $(2,829,431)  $ 7,448,540   $   37,503   $  314,503
                                            ----------   ----------   -----------   -----------   ----------   ----------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received..........   $   27,277   $   65,900   $   555,038   $   480,062   $  106,550   $  206,272
     Net transfers between Sub-Accounts
      and Fixed Account..................     (128,828)    (246,018)     (195,060)    1,749,618     (172,879)    (375,311)
     Withdrawals, surrenders,
      annuitizations and contract
      charges............................     (221,863)    (223,096)   (1,066,047)     (448,581)    (147,196)    (170,240)
                                            ----------   ----------   -----------   -----------   ----------   ----------
       Net accumulation activity.........   $ (323,414)  $ (403,214)  $  (706,069)  $ 1,781,099   $ (213,525)  $ (339,279)
                                            ----------   ----------   -----------   -----------   ----------   ----------
   Annuitization Activity:
     Annuitizations......................   $   --       $   --       $     9,592   $    50,832   $   --       $   --
     Annuity payments and account fees...       --           (1,638)       (5,494)       (1,021)      (7,012)      (6,721)
     Adjustments to annuity reserve......           (4)          16          (752)       (2,143)      (1,055)         606
                                            ----------   ----------   -----------   -----------   ----------   ----------
       Net annuitization activity........   $       (4)  $   (1,622)  $     3,346   $    47,668   $   (8,067)  $   (6,115)
                                            ----------   ----------   -----------   -----------   ----------   ----------
   Increase (Decrease) in net assets from
    contract owner
    transactions.........................   $ (323,418)  $ (404,836)  $  (702,723)  $ 1,828,767   $ (221,592)  $ (345,394)
                                            ----------   ----------   -----------   -----------   ----------   ----------
       Increase (Decrease) in net
        assets...........................   $ (337,965)  $ (700,117)  $(3,532,154)  $ 9,277,307   $ (184,089)  $  (30,891)
 NET ASSETS:
   Beginning of year.....................    3,387,421    4,087,538    19,805,246    10,527,939    4,669,681    4,700,572
                                            ----------   ----------   -----------   -----------   ----------   ----------
   End of year...........................   $3,049,456   $3,387,421   $16,273,092   $19,805,246   $4,485,592   $4,669,681
                                            ==========   ==========   ===========   ===========   ==========   ==========


                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

                                                    RSS                   SIS
                                                Sub-Account           Sub-Account
                                            -------------------   -------------------
                                                Year Ended            Year Ended
                                               December 31,          December 31,
                                              2000     1999(e)      2000     1999(f)
                                            --------   --------   --------   --------
 OPERATIONS:
   Net investment income (loss)..........   $ 25,853   $   (716)  $  6,435   $   (657)
   Net realized gains (losses)...........     20,668        840        (85)         3
   Net unrealized gains (losses).........   (107,186)    60,637     (1,634)     3,024
                                            --------   --------   --------   --------
       Increase (Decrease) in net assets
       from operations...................   $(60,665)  $ 60,761   $  4,716   $  2,370
                                            --------   --------   --------   --------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received..........   $257,444   $ 45,451   $ 25,314   $240,741
     Net transfers between Sub-Accounts
      and Fixed Account..................    405,633    205,489     79,040      --
     Withdrawals, surrenders,
      annuitizations and contract
      charges............................    (16,077)    (1,620)    (2,431)     --
                                            --------   --------   --------   --------
       Net accumulation activity.........   $647,000   $249,320   $101,923   $240,741
                                            --------   --------   --------   --------
   Annuitization Activity:
     Annuitizations......................   $  --      $  --      $  --      $  --
     Annuity payments and account fees...      --         --         --         --
     Adjustments to annuity reserve......      --         --         --         --
                                            --------   --------   --------   --------
       Net annuitization activity........   $  --      $  --      $  --      $  --
                                            --------   --------   --------   --------
   Increase (Decrease) in net assets from
    contract owner
    transactions.........................   $647,000   $249,320   $101,923   $240,741
                                            --------   --------   --------   --------
     Increase (Decrease) in net assets...   $586,335   $310,081   $106,639   $243,111
 NET ASSETS:
   Beginning of year.....................    310,081      --       243,111      --
                                            --------   --------   --------   --------
   End of year...........................   $896,416   $310,081   $349,750   $243,111
                                            ========   ========   ========   ========


(e) For the period August 2, 1999 (commencement of operations) through December 31, 1999.
(f) For the period September 10, 1999 (commencement of operations) through December 31, 1999.


                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C


NOTES TO FINANCIAL STATEMENTS


(1) ORGANIZATION


Sun Life (N.Y.) Variable Account C (the "Variable Account"), a separate account of Sun Life Insurance and Annuity Company of New York, the ("Sponsor") (a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.)), was established on October 18, 1985 as a funding vehicle for the variable portion of certain individual combination fixed/variable annuity contracts. Sale of the Regatta-NY and Regatta Gold-NY contracts commenced on April 1, 1993 and
August 1, 1996, respectively. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.


The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific series of MFS/Sun Life Series Trust (the "Series Trust") as selected by contract owners. The Series Trust is an open-end management investment company registered under the Investment Company Act of 1940. Massachusetts Financial Services Company ("MFS"), an affiliate of Sun Life Assurance Company of Canada (U.S.), is the investment adviser to the Series Trust.


(2) SIGNIFICANT ACCOUNTING POLICIES


GENERAL


The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


INVESTMENT VALUATIONS


Investments in shares of the Series Trust are recorded at their net asset value. Realized gains and losses on sales of shares of the Series Trust are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Series Trust shares and are recognized on the ex-dividend date.


Exchanges between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds.


FEDERAL INCOME TAX STATUS


The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Variable Account is not taxed as a regulated investment company. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

(3) CONTRACT CHARGES


A mortality and expense risk charge based on the value of the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. These deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate of 1.25%.


Each year on the contract anniversary, an account administration fee ("Account Fee") of $30 is deducted from each contract's accumulation account. After the annuity commencement date the Account Fee is deducted pro rata from each variable annuity payment made during the year. In addition, a deduction is made from the Variable Account at the end of each valuation period (during both the accumulation period and after annuity payments begin) at an effective annual rate of 0.15% of the daily net assets of the Variable Account. These charges are paid to the Sponsor to reimburse it for administrative expenses which exceed the revenues received from the Account Fee.


The Sponsor does not deduct a sales charge from the purchase payments. However, a withdrawal charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn, when applicable, will be deducted to cover certain expenses relating to the sale of the contracts. In no event shall the aggregate withdrawal charges assessed exceed 9% of the purchase payment made under a Regatta-NY contract or 6% of the aggregate purchase payments made under a Regatta Gold-NY contract.


(4) ANNUITY RESERVES


Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of 4% for Regatta-NY contracts and 3% for Regatta Gold-NY contracts. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

(5) UNITS ACTIVITY FROM CONTRACT OWNER TRANSACTIONS


                                                            Units Transferred
                                                                 Between      Units Withdrawn,
                        Units Outstanding                     Sub-Accounts     Surrendered and   Units Outstanding
                        Beginning of Year  Units Purchased  and Fixed Account    Annuitized         End of Year
                       ------------------- ---------------  ------------------ ------------------  --------------------
                           Year Ended        Year Ended         Year Ended         Year Ended           Year Ended
                          December 31,      December 31,       December 31,       December 31,         December 31,
                         2000      1999     2000    1999      2000      1999     2000      1999      2000       1999
                       --------- --------- ------- -------  -------- --------- --------  --------  ---------  ---------
 MFS REGATTA CONTRACTS:
 -------------------------------
 CAS Sub-Account         952,236 1,030,044     577      61    11,475  (26,735)   (85,980)  (51,134)   878,308   952,236
 MIT Sub-Account         751,259   759,522   1,183   --      (1,595)    21,064   (66,432)  (29,327)   684,415   751,259
 GSS Sub-Account         602,006   516,775   --      --       18,991   120,671   (77,856)  (35,440)   543,141   602,006
 HYS Sub-Account         258,754   299,433   --      --     (19,233)  (15,972)   (29,767)  (24,707)   209,754   258,754
 MSS Sub-Account         281,981   294,045     356   --        4,948     (215)   (18,884)  (11,849)   268,401   281,981
 MMS Sub-Account         471,149   529,219   9,895   --      243,615    42,161  (281,522) (100,231)   443,137   471,149
 TRS Sub-Account       1,226,124 1,320,198   2,143      88  (11,779)   (9,988)  (163,023)  (84,174) 1,053,465 1,226,124
 UTS Sub-Account          95,916    88,196   --      --        7,895    11,209    (5,834)   (3,489)    97,977    95,916
 GGS Sub-Account         186,528   219,014   --      --        (304)  (20,497)   (15,317)  (11,989)   170,907   186,528
 GGR Sub-Account         326,782   327,055   --      --        (125)    11,581   (13,964)  (11,854)   312,693   326,782
 MFS REGATTA GOLD CONTRACTS:
 -------------------------------
 BDS Sub-Account(a)        2,344    --       5,576   1,642     6,783       702       (73)    --        14,630     2,344
 CAS Sub-Account       1,596,747 1,387,198  76,764 188,906  (61,228)    85,637  (119,496)  (64,994) 1,492,787 1,596,747
 COS Sub-Account         423,782   245,193  52,818  53,060    74,369   134,413   (20,035)   (8,884)   530,934   423,782
 MIT Sub-Account       3,305,098 2,936,804 130,426 378,202 (219,418)   124,941  (234,106) (134,849) 2,982,000 3,305,098
 EGS Sub-Account       1,674,168 1,482,470  75,225 140,252   204,375   110,205  (239,083)  (58,759) 1,714,685 1,674,168
 EIS Sub-Account(b)       23,813    --      34,635  15,360    32,161     8,484    (2,500)      (31)    88,109    23,813
 FCE Sub-Account          28,793    23,240   1,687   2,946     (883)     3,183    (4,624)     (576)    24,973    28,793
 FCI Sub-Account         246,036   272,201  10,637   6,646   (8,723)  (27,235)   (27,284)   (5,576)   220,666   246,036
 FCG Sub-Account          53,996    41,872  34,134   7,232    37,270     8,088    (4,041)   (3,196)   121,359    53,996
 GSS Sub-Account         553,951   483,528  13,737  34,691   101,518    53,163   (59,052)  (17,431)   610,154   553,951
 HYS Sub-Account         988,547   869,291  51,222  73,815  (95,367)    82,266   (95,439)  (36,825)   848,963   988,547
 MSS Sub-Account         478,856   401,019  31,032  37,591    35,992    53,417   (30,268)  (13,171)   515,612   478,856
 MIS Sub-Account(c)      275,481    --     150,004 149,516   292,715   138,031   (14,963)  (12,066)   703,237   275,481
 MMS Sub-Account         760,178   921,204 231,802 424,895 (209,680) (511,872)  (294,350)  (74,049)   487,950   760,178
 NWD Sub-Account(c)       69,746    --      30,714   8,312    73,647    61,436    (5,394)       (2)   168,713    69,746
 RES Sub-Account       2,320,814 2,330,245  58,618 136,515    29,806  (38,961)  (176,933) (106,985) 2,232,305 2,320,814
 RGS Sub-Account         283,227   222,849  20,875  45,362   (1,220)    26,016   (13,605)  (11,000)   289,277   283,227
 SGS Sub-Account(d)       --        --       9,441   --        1,971    --           (38)    --        11,374    --
 TRS Sub-Account       2,196,447 2,154,305  57,394 198,169 (171,004)    15,680  (150,431) (171,707) 1,932,406 2,196,447
 UTS Sub-Account         616,993   529,135  50,212  74,691    67,328    42,317   (25,276)  (29,150)   709,257   616,993
 GAA Sub-Account         259,810   267,873   4,419  10,414   (2,637)   (9,790)   (20,514)   (8,687)   241,078   259,810
 GGS Sub-Account          89,314    90,226   2,689   6,166  (12,252)   (1,143)    (2,767)   (5,935)    76,984    89,314
 GGR Sub-Account         509,687   402,319  26,533  30,765  (12,122)    91,578   (34,743)  (14,975)   489,355   509,687
 GTR Sub-Account         310,409   334,013   7,318  14,856  (11,925)  (26,106)   (10,006)  (12,354)   295,796   310,409
 RSS Sub-Account(e)       23,159    --      19,745   4,409    32,104    18,889    (1,254)     (139)    73,754    23,159
 SIS Sub-Account(f)       23,978    --       2,490  23,978     7,761    --          (239)    --        33,990    23,978


(a) For the period May 27, 1999 (commencement of operations) through December 31, 1999.


(b) For the period May 7, 1999 (commencement of operations) through December 31, 1999.


(c) For the period April 26, 1999 (commencement of operations) through December 31, 1999.


(d) For the period January 1, 2000 (commencement of operations) through December 31, 2000.


(e) For the period August 2, 1999 (commencement of operations) through December 31, 1999.


(f) For the period September 10, 1999 (commencement of operations) through December 31, 1999.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

(6) INVESTMENT PURCHASES AND SALES


The following table shows the aggregate cost of shares purchased and proceeds from the sales of shares for each Sub-account for the year ended December 31, 2000:


                                                               Purchases       Sales
                                                              -----------   -----------
Bond Series.................................................  $   193,394   $    67,276
Capital Appreciation Series.................................   16,500,606    13,632,574
Capital Opportunities Series................................    5,203,147     1,988,637
Massachusetts Investors Trust Series........................   12,463,347    15,436,833
Emerging Growth Series......................................   17,098,617    11,008,937
Equity Income Series........................................    1,007,655       260,537
Foreign & Colonial Emerging Markets Equity Series...........      249,979       289,790
International Growth and Income Series......................      860,308       890,610
International Growth Series.................................      930,910       109,922
Government Securities Series................................    5,925,934     5,358,961
High Yield Series...........................................    3,000,534     4,322,866
Managed Sectors Series......................................   11,042,229     5,463,495
Massachusetts Investors Growth Stock Series.................    6,238,610       538,479
Money Market Series.........................................   28,872,790    31,787,632
New Discovery Series........................................    2,199,912       342,624
Research Equity Series......................................    7,901,559     5,415,142
Research Growth and Income Series...........................      771,766       679,466
Strategic Growth Series.....................................      117,857         9,610
Total Return Series.........................................   10,577,519    13,274,285
Utilities Series............................................    5,583,416     1,840,875
Global Asset Allocation Series..............................      349,433       464,553
Global Governments Series...................................      890,665     1,116,156
Global Growth Series........................................    6,217,240     4,139,345
Global Total Return Series..................................      636,124       578,929
Research International Series...............................      981,174       308,321
Strategic Income Series.....................................      114,625         6,267

INDEPENDENT AUDITORS' REPORT


To the Contract Owners in Sun Life (N.Y.) Variable Account C
  and the Board of Directors of Sun Life Insurance and Annuity Company of New
York:


We have audited the accompanying statement of condition of Bond Sub-Account, Capital Appreciation Sub-Account, Capital Opportunities Sub-Account, Massachusetts Investors Trust Sub-Account, Emerging Growth Sub-Account, Equity Income Sub-Account, Foreign & Colonial Emerging Markets Equity Sub-Account, International Growth and Income Sub-Account, International Growth Sub-Account, Government Securities Sub-Account, High Yield Sub-Account, Managed Sectors Sub-Account, Massachusetts Investors Growth Stock Sub-Account, Money Market Sub-Account, New Discovery Sub-Account, Research Equity Sub-Account, Research Growth and Income Sub-Account, Strategic Growth Sub-Account, Total Return Sub-Account, Utilities Sub-Account, Global Asset Allocation Sub-Account, Global Governments Sub-Account, Global Growth Sub-Account, Global Total Return Sub-Account, Research International Sub-Account, and Strategic Income Sub-Account of Sun Life (N.Y.) Variable Account C (the "Sub-Accounts") as of December 31, 2000, the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2000 and 1999. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held at December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, such financial statements present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 2000 and the results of their operations and the changes in their net assets for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP


Boston, Massachusetts
February 9, 2001

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
    (WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))

                              STATEMENTS OF INCOME
                                 (in thousands)

              For the years ended December 31, 2000, 1999 and 1998

                                                         2000          1999         1998
                                                      -----------   -----------  -----------
Revenues

  Premiums and annuity considerations                 $   17,810    $   17,849   $   16,225
  Net investment income                                   11,821        11,906       14,029
  Net realized investment gains (losses)                  (3,079)          497        1,368
  Fee and other income                                     9,753         8,387        7,434
                                                      -----------   -----------  -----------

Total revenues                                            36,305        38,639       39,056
                                                      -----------   -----------  -----------
Benefits and Expenses

  Policyowner benefits                                    19,381        20,153       20,023
  Other operating expenses                                 8,383         9,181        7,473
  Amortization of deferred policy acquisition costs        5,844         2,670        3,234
                                                      -----------   -----------  -----------

Total benefits and expenses                               33,608        32,004       30,730
                                                      -----------   -----------  -----------

Income before income tax expense                           2,697         6,635        8,326

Income tax expense                                           958         2,180        2,723
                                                      -----------   -----------  -----------

Net Income                                            $    1,739    $    4,455   $    5,603
                                                      ===========   ===========  ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
    (WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))

                                 BALANCE SHEETS
                       (in thousands except per share data)

                           December 31, 2000 and 1999

                                     ASSETS                                  2000           1999
                                                                         ------------   ------------
Investments
  Available-for-sale fixed maturities at fair value (amortized cost of
  $110,526 and $122,747 in 2000 and 1999, respectively)                  $    110,843   $    119,940
  Mortgage loans                                                               26,876         26,244
  Policy loans                                                                    541            538
  Short-term investments                                                       16,001          7,295
                                                                         ------------   ------------

Total investments                                                             154,261        154,017

Cash and cash equivalents                                                       7,292         11,458
Accrued investment income                                                       1,765          1,871
Deferred policy acquisition costs                                              23,799         27,893
Other assets                                                                    9,413          7,010
Separate account assets                                                       556,842        632,351
                                                                         ------------   ------------

Total assets                                                             $    753,372   $    834,600
                                                                         ============   ============

                                   LIABILITIES

Future contract and policy benefits                                      $     37,082   $     35,251
Contractholder deposit funds and other policy liabilities                      98,307        108,301
Deferred federal income taxes                                                   1,561          1,674
Other liabilities and accrued expenses                                          4,160            575
Separate account liabilities                                                  556,842        632,351
                                                                         ------------   ------------

Total liabilities                                                             697,952        778,152
                                                                         ------------   ------------

Commitments and contingencies - Note 15

                              STOCKHOLDER'S EQUITY

Common stock, $1 par value - 2,000 shares authorized;                    $      2,000   $      2,000
  2,000 shares issued and outstanding
Additional paid-in capital                                                     29,500         29,500
Accumulated other comprehensive income (loss)                                     661         (1,272)
Retained earnings                                                              23,259         26,220
                                                                         ------------   ------------
Total stockholder's equity                                               $     55,420   $     56,448
                                                                         ------------   ------------

Total liabilities and stockholder's equity                               $    753,372   $    834,600
                                                                         ============   ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
    (WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))

                       STATEMENTS OF COMPREHENSIVE INCOME
                                 (in thousands)

              For the years ended December 31, 2000, 1999 and 1998

                                                                    2000           1999            1998
                                                                ------------   ------------    ------------
Net income                                                      $      1,739   $      4,455    $      5,603
Other comprehensive income
  Net unrealized holding gains (losses) on available-for-sale
    securities, net of tax                                             1,933         (2,443)           (299)
                                                                ------------   ------------    ------------

Comprehensive income                                            $      3,672   $      2,012    $      5,304
                                                                ============   ============    ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
    (WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))

                       STATEMENTS OF STOCKHOLDER'S EQUITY
                                 (in thousands)

               For the years ended December 31, 2000, 1999 and 1998

                                                               ACCUMULATED
                                                ADDITIONAL        OTHER                          TOTAL
                                  COMMON         PAID-IN      COMPREHENSIVE      RETAINED    STOCKHOLDER'S
                                  STOCK          CAPITAL          INCOME         EARNINGS        EQUITY
                               ------------    ------------   -------------    ------------  -------------
Balance at December 31, 1997          2,000          29,500           1,470          25,662         58,632

  Net income                                                                          5,603          5,603
  Other comprehensive income                                           (299)                          (299)
  Dividends to stockholder                                                           (3,000)        (3,000)
                               ------------    ------------   -------------    ------------  -------------

Balance at December 31, 1998          2,000          29,500           1,171          28,265         60,936

  Net income                                                                          4,455          4,455
  Other comprehensive income                                         (2,443)                        (2,443)
  Dividends to stockholder                                                           (6,500)        (6,500)
                               ------------    ------------   -------------    ------------  -------------

Balance at December 31, 1999   $      2,000    $     29,500   $      (1,272)   $     26,220  $      56,448

  Net income                                                                          1,739          1,739
  Other comprehensive income                                          1,933                          1,933
  Dividends to stockholder                                                           (4,700)        (4,700)
                               ------------    ------------   -------------    ------------  -------------

Balance at December 31, 2000   $      2,000    $     29,500   $         661    $     23,259  $      55,420
                               ============    ============   =============    ============  =============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
    (WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))

                            STATEMENTS OF CASH FLOWS
                                 (in thousands)

              For the years ended December 31, 2000, 1999 and 1998

                                                                 2000          1999          1998
                                                              ----------    ----------    ----------

CASH FLOWS FROM OPERATING ACTIVITIES:

Net income                                                    $    1,739    $    4,455    $    5,603
Adjustments to reconcile net income to net cash provided by
operating activities:
  Amortization of  discount and premiums                               7           170            56
  Depreciation and amortization                                       --           122            31
  Net realized gains (losses) on investments                       3,079          (497)       (1,368)
  Interest credited  to contractholder deposit funds               5,751         5,974         7,532
  Deferred federal income taxes                                   (1,154)          879           517
Changes in assets and liabilities:
   Deferred acquisition costs                                      3,943            19        (1,836)
  Outstanding premiums                                              (264)       (1,924)          126
  Accrued investment income                                          106            54           341
  Other assets                                                    (2,139)           --
  Future contract and policy benefits                              2,698         2,342         1,118
  Other, net                                                       3,611        (2,554)            1
                                                              ----------    ----------    ----------

Net cash provided by operating activities                         17,377         9,040        12,121
                                                              ----------    ----------    ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Sales, maturities and repayments of:
      Available-for-sale fixed maturities                         51,688        78,076        45,941
      Real estate                                                     --         2,009           (13)
      Mortgage loans                                               3,177        11,852        13,115
  Purchases of:
      Available-for-sale fixed maturities                        (42,546)      (70,547)      (42,724)
      Mortgage loans                                              (3,809)       (3,675)           --
      Real estate                                                     --            --        (1,756)
  Net change in policy loans                                          (3)           87            11
  Net change in short-term investments                            (8,706)       (3,404)        6,483
  Changes in other investing activities, net                          --          (222)          165
                                                              ----------    ----------    ----------

Net cash provided by (used in) investing activities                 (199)       14,176        21,222
                                                              ----------    ----------    ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Deposits to contractholder deposit funds                    $   11,301    $    8,362    $   24,785
  Withdrawals from contractholder deposit funds                  (27,945)      (23,004)      (65,419)
  Dividends paid to stockholder                                   (4,700)       (6,500)       (3,000)
                                                              ----------    ----------    ----------

Net cash used in financing activities                            (21,344)      (21,142)      (43,634)
                                                              ----------    ----------    ----------

Net change in cash and cash equivalents                           (4,166)        2,074       (10,291)

Cash and cash equivalents, beginning of year                      11,458         9,384        19,675
                                                              ----------    ----------    ----------

Cash and cash equivalents, end of year                        $    7,292    $   11,458    $    9,384
                                                              ==========    ==========    ==========
SUPPLEMENTAL CASH FLOW INFORMATION
   Income taxes paid                                          $      701    $    2,521    $    2,506

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
    (WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))

                          NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

1.   DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     GENERAL

     Sun Life Insurance and Annuity Company of New York (the "Company") is incorporated as a life insurance company and is currently engaged in the sale of individual fixed and variable annuity contracts, and group life and disability insurance contracts in its state of domicile, New York. The parent company, Sun Life Assurance Company of Canada (U.S.), is ultimately a wholly-owned subsidiary of Sun Life Financial Services of Canada Inc. Sun Life Financial Services of Canada Inc. was formed as a result of the demutualization on March 22, 2000 of Sun Life Assurance Company of Canada, which was the Company's ultimate parent at December 31, 1999.

     BASIS OF PRESENTATION

     The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stock life insurance companies.

     For the year ended December 31, 1999, the Company filed its Annual Report on Form 10-K using audited statutory financial statements prepared in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of New York which is a comprehensive basis of accounting other than GAAP. The Company changed its basis of accounting to GAAP and has restated the financial statements for the prior years ended December 31, 1999 and 1998 to conform with GAAP. See Note 13 for a reconciliation of statutory surplus to GAAP equity and statutory net income to GAAP net income.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. The most significant estimates are those used in determining deferred policy acquisition costs, investment allowances and the liabilities for future policyholder benefits. Actual results could differ from those estimates.

     FINANCIAL INSTRUMENTS

     In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash and cash equivalents, investments such as fixed maturities, mortgage loans and equity securities, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses. Financial instruments are more fully described in Note 6.

     CASH AND CASH EQUIVALENTS

     Cash and cash equivalents primarily include cash, commercial paper, money market investments, and short term bank participations. All such investments have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
    (WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))

                          NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     INVESTMENTS

     The Company accounts for its investments in accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on intent, as held-to-maturity or available-for-sale. In order for the securities to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost, adjusted for amortization of premiums, and accretion of discounts. Securities that do not meet this criteria are classified as available-for-sale. Available-for-sale securities are carried at estimated fair value with changes in unrealized gains or losses reported net of policyholder related amounts and deferred income taxes in a separate component of other comprehensive income. Fair values for publicly traded securities are obtained from external market quotations. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities repayment, and liquidity characteristics. The Company does not engage in trading activities. All of the Company's fixed maturity securities are available-for-sale. All security transactions are recorded on a trade-date basis.

     The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment charge on a security if it is determined that the Company is unable to recover all amounts due under the contractual obligations of the security. In addition, for securities expected to be sold, an other-than-temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale. Once an impairment charge has been recorded, the Company then continues to review the other-than-temporarily impaired securities for additional impairment, if necessary.

     Mortgage loans are stated at unpaid principle balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses. Loans include commercial first mortgage loans and are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties' value at the time that the original loan is made.

     A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

     Real estate investments are held for the production of income or held-for-sale. Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years. Real estate investments held-for-sale are primarily acquired through foreclosure of mortgage loans. The cost of real estate that has been acquired through foreclosure is the estimated fair value, less estimated costs to dispose at the time of foreclosure.

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
    (WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))

                          NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Policy loans are carried at the amount of outstanding principal balance not in excess of net cash surrender values of the related insurance policies.

     Investment income is recognized on an accrual basis. Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the specific cost identification method. When an impairment of a specific investment or a group of investments is determined to be other than temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

     Interest income on loans is recorded on the accrual basis. Loans are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When a loan is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such loans only when they are brought fully current with respect to principle and interest, have performed on a sustained basis for a reasonable period of time, and when, in the judgement of management, the loans are estimated to be fully collectible as to both principal and interest.

     DEFERRED POLICY ACQUISITION COSTS

     Acquisition costs consist of commissions, underwriting and other costs that vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and guaranteed investment contracts, are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges and direct variable administrative expenses. This amortization is reviewed annually and adjusted retrospectively by a cumulative charge or credit to current operations when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments.

     Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits discussed above are reduced. The amount of amortization of deferred policy acquisition costs could also be revised in the near term if any of the estimates discussed above are revised.

     OTHER ASSETS

     Property, equipment, and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 30 years.

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
    (WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))

                          NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Reinsurance receivables from reinsurance ceded are also included in other assets.

     POLICY LIABILITIES AND ACCRUALS

     Future contract and policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 4.5% to 5.5% for life insurance and 6.0% to 7.0% for annuities. The liabilities associated with traditional life insurance, annuity and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency. The assumptions used are based upon both the Company and its affiliates' experience and industry standards. Estimated liabilities are established for group life and health policies that contain experience rating provisions.

     Contractholder deposit funds consist of policy values that accrue to the holders of investment-related products such as deferred annuities and guaranteed investment contracts. The liabilities are determined using the retrospective deposit method and consist of net deposits and investment earnings less administrative charges. The liability is before the deduction of any applicable surrender charges.

     Other policy liabilities include liabilities for policy and contract claims. These amounts consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

     REVENUE AND EXPENSES

     Premiums for traditional individual life and annuity products are considered revenue when due. Premiums related to group disability insurance are recognized as revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from investment-related products includes charges for cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed, except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

     Benefits and expenses, other than deferred policy acquisition costs, related to traditional life, annuity, and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and spread income recognition over expected policy lives. For investment-type contracts, benefits include interest credited to policyholder's accounts and death benefits in excess of account values, which are recognized as incurred.

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
    (WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))

                          NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     INCOME TAXES

     The Company files a consolidated federal income tax return with its parent, Sun Life Assurance Company of Canada (U.S.), and other affiliates. Deferred income taxes are generally recognized when assets and liabilities have different value for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes." These differences result primarily from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

     SEPARATE ACCOUNTS

     The Company has established separate accounts applicable to various classes of contracts providing for variable benefits and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilites. Contracts for which funds are invested in separate accounts include individual qualified and non-qualified variable annuity contracts. Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings, less fees, held primarily for the benefit of contractholders, are shown as separate captions in the financial statements. Assets held in the separate accounts are carried at market value and the investment risk of such securities is retained by the policyholder.

     NEW ACCOUNTING PRONOUNCEMENTS

     In June 1998, the Financial Accounting Standards Board ("FASB") issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", which establishes accounting and reporting standards for derivative instruments. SFAS No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations.

     In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133." SFAS No. 137 delays the effective date of SFAS No. 133 for all fiscal quarters until fiscal years beginning after June 15, 2000.

     In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities", which amended SFAS No. 133. SFAS No. 138 amended SFAS No. 133 so that for interest rate hedges, a company may designate as the hedged risk, the risk of changes only in a benchmark interest rate. Also, credit risk is newly defined as the company-specific spread over the benchmark interest rate and may be hedged separately from, or in combination with, the benchmark interest rate. Initial application of SFAS No. 133, as amended, for the Company will begin January 1, 2001. The adoption of SFAS No. 133, as amended, is not expected to have a material impact on the Company's financial condition or results of operations.

     On January 1, 1999, the Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." This statement provides guidance on when an insurance or other enterprise should recognize a liability for guaranty fund and other assessments and on how to measure such liability. The adoption of SOP 97-3 had no material impact on the financial position or results of operations.

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
    (WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))

                          NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     On January 1, 1999, the Company adopted AICPA SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." This SOP provides guidance for determining whether costs of software developed or obtained for internal use should be capitalized or expensed as incurred. In the past, the Company has expensed such costs as they were incurred. The adoption of SOP 98-1 had no material impact on the financial position or results of operations.

     In July 2000, the Emerging Issues Task Force (EITF) reached consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Certain Investments". This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than-temporary decline in value. This consensus is effective for financial statements with fiscal quarters beginning after December 15, 2000. While the Company is currently in the process of quantifying the impact of EITF No. 99-20, the consensus provisions are not expected to have a material impact on the Company's financial condition or results of operations.

     In September 2000, the FASB issued SFAS 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" which replaces SFAS No. 125, "Accounting for Transfers and Services of Financial Assets and Extinguishments of Liabilities". This standard revises the methods for accounting for securitizations and other transfers of financial assets and collateral as outlined in SFAS No. 125, and requires certain additional disclosures. The Company does not expect the adoption of this standard to have a material effect on its financial position or results of operations.

2.   SIGNIFICANT TRANSACTIONS WITH AFFILIATES

     The Company has an agreement with Sun Life Assurance Company of Canada, which provides that Sun Life Assurance Company of Canada will furnish, as requested, personnel as well as certain services and facilities on a cost-reimbursement basis. Expenses under this agreement amounted to approximately $1,367,000, $2,045,000, and $1,037,000 in 2000, 1999, and
     1998, respectively. In 2000 and 1999, the Company also had an agreement with Sun Life Assurance Company of Canada (U.S.), its parent, whereby its parent will furnish, as requested, personnel as well as certain services and facilities on a cost-reimbursement basis. Expenses under this agreement totalled $1,918,000 and $3,507,000, respectively.

     The Company declared and paid dividends in the amounts of $4,700,000, $6,500,000, and $3,000,000 to Sun Life Assurance Company of Canada (U.S.) during 2000, 1999, and 1998, respectively. See Note 14 for dividend restrictions information.

     As more fully described in Note 7, the Company has been involved in several reinsurance transactions with Sun Life Assurance Company of Canada.

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
    (WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))

                          NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

3.   INVESTMENTS

     FIXED MATURITIES

     The amortized cost and fair value of fixed maturities were as follows (in 000's):

                                                                                   DECEMBER 31, 2000

                                                                                  GROSS        GROSS        ESTIMATED
                                                                  AMORTIZED     UNREALIZED   UNREALIZED        FAIR
                                                                    COST          GAINS       (LOSSES)        VALUE
                                                                  ----------------------------------------------------
     Fixed maturities available-for-sale:
         United States treasury securities, U.S. Government
           and agency securities                                  $   7,269      $     62    $       -     $    7,331
         Mortgage-backed securities                                   5,929            46           (4)         5,971
         Public utilities                                            16,185           130         (173)        16,142
         Transportation                                               7,572            97          (46)         7,623
         Finance                                                     15,630           397          (76)        15,951
         Corporate                                                   57,941         2,275       (2,391)        57,825
                                                                  ----------------------------------------------------
       Total fixed maturities available-for-sale                  $ 110,526      $  3,007    $  (2,690)    $  110,843
                                                                  ====================================================

                                                                                   DECEMBER 31, 1999

                                                                                  GROSS        GROSS        ESTIMATED
                                                                  AMORTIZED     UNREALIZED   UNREALIZED        FAIR
                                                                    COST          GAINS       (LOSSES)        VALUE
                                                                  ----------------------------------------------------
     Fixed maturities available-for-sale:
         United States treasury securities, U.S. Government
           and agency securities                                  $   9,659      $     13    $    (196)    $    9,476
         Mortgage-backed securities                                   4,974             9          (88)         4,895
         Public utilities                                            19,045             7         (590)        18,462
         Transportation                                              11,129             3         (156)        10,976
         Finance                                                     12,792             3         (268)        12,527
         Corporate fixed maturities                                  65,148           181       (1,725)        63,604
                                                                  ---------------------------------------------------
      Total fixed maturities available-for-sale                   $ 122,747      $    216    $  (3,023)    $  119,940
                                                                  ====================================================

     The amortized cost and estimated fair value by maturity periods for fixed maturities are shown below (in 000's). Actual maturities may differ from contractual maturities on mortgage-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers.

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
    (WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))

                          NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

3.   INVESTMENTS (CONTINUED)

                                                                             DECEMBER 31, 2000

                                                                     AMORTIZED COST      FAIR VALUE
                                                                     ---------------   -------------
      Maturities of available-for-sale fixed securities:
                Due in one year or less                                $      9,709     $     9,520
                Due after one year through five years                        57,683          57,702
                Due after five years through ten years                       26,222          26,652
                Due after ten years                                          16,912          16,969
                                                                     ---------------   -------------

      Total                                                            $    110,526     $   110,843
                                                                     ===============   =============

     Gross gains of $137,000, and $829,000 and gross losses of $1,742,000, and $594,000 were realized on the voluntary sale of fixed maturities for the years ended December 31, 2000 and 1999, respectively. Fixed maturities with an amortized cost of approximately $404,000 and $405,000 at December 31, 2000 and 1999, respectively, were on deposit with governmental authorities as required by law.

     As of December 31, 2000 and 1999, 96% of the Company's fixed maturities were investment grade and there were no significant concentrations by issuer or by industry, other than U.S. Treasury securities. Investment grade securities are those that are rated "A" or better by nationally recognized rating agencies. The Company believes that unrealized losses are temporary in nature, and accordingly, no provisions for other than temporary impairment of value have been recorded. All of the Company's securities were income-producing for the period ending December 31, 2000 and 1999.

     MORTGAGE LOANS AND REAL ESTATE

     The Company invests in commercial first mortgage loans and real estate throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties' value at the time that the original loan is made. The Company had no real estate holdings at December 31, 2000 or 1999. The carrying value of mortgage net of applicable reserves were as follows (in 000's):

                                                          DECEMBER 31,

                                                      2000             1999
                                                 -------------    ------------
      Total mortgage loans                         $  26,876        $  26,244

     The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management's judgement, the mortgage loan's value has been impaired, appropriate losses are recorded. The Company has no restructured or impaired mortgage loans at December 31, 2000 and 1999, respectively, nor any allowances for losses or reserves for impaired loans.

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
    (WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))

                          NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

3.   INVESTMENTS (CONTINUED)

     Mortgage loans comprise the following property types and geographic regions in (000's):

                                                          DECEMBER 31,

     Property Type:                                 2000              1999
                                                 -------------    --------------
     Office building                              $     6,581      $      5,564
     Residential                                        1,099             1,134
     Retail                                             9,909             8,692
     Industrial/warehouse                               5,799             6,612
     Other                                              3,488             4,242
                                                 -------------    --------------

     Total                                        $    26,876      $     26,244
                                                 =============    ==============

                                                          DECEMBER 31,

     Geographic region:                             2000              1999
                                                 -------------    --------------
     Arizona                                      $     2,600      $      2,670
     California                                         1,564             2,208
     Florida                                            1,754               733
     Georgia                                            1,099             1,134
     Indiana                                            2,001             1,375
     Maryland                                           3,488             3,661
     Michigan                                             583               614
     Nevada                                             1,177             1,193
     New Jersey                                           865               911
     New York                                           3,384             3,776
     Ohio                                               1,262             1,271
     Pennsylvania                                       3,119             3,288
     Texas                                                694
     Utah                                               1,588             1,635
     Other                                              1,698             1,775
                                                 -------------    --------------

     Total                                        $    26,876      $     26,244
                                                 =============    ==============

At December 31, 2000, scheduled mortgage loan maturities were as follows (in 000's):

     2001                                          $   4,405
     2002                                              3,119
     2003                                              1,355
     2004                                              4,364
     2005                                              5,080
     Thereafter                                        8,553
                                                  -----------
     Total                                         $  26,876
                                                  ===========

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
    (WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))

                          NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

3.   INVESTMENTS (CONTINUED)

     Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations,with or without prepayment penalties,and loans may be refinanced.

     The Company has made commitments of mortgage loans on real estate and other loans into the future. The outstanding commitments for these mortgages amount to $3,809,000 and $2,400,000 at December 31, 2000 and 1999,
     respectively.

4.   NET REALIZED INVESTMENT GAINS AND LOSSES

     Net realized investment gains (losses) consisted of the following (in 000's):

                                         2000          1999          1998
                                      ----------    ----------    ----------
     Fixed maturities                 $   (1,611)   $      236    $    1,022
     Mortgage loans                           --             8           359
     Real estate                              --           253           (13)
     Write-down of fixed maturities       (1,468)           --            --
                                      ----------    ----------    ----------
     Total                            $   (3,079)   $      497    $    1,368
                                      ==========    ==========    ==========

5.   NET INVESTMENT INCOME

     Net investment income consisted of the following (in 000's):

                                         2000          1999          1998
                                      ----------    ----------    ----------
     Fixed maturities                 $    9,490    $    9,059    $   10,185
     Mortgage loans                        2,432         3,121         3,956
     Real estate                              --          (156)           17
     Policy loans                             43            54            53
     Other                                    45            45            82
                                      ----------    ----------    ----------
         Gross investment income          12,010        12,123        14,293
     Less: Investment expenses               189           217           264
                                      ----------    ----------    ----------
         Net investment income        $   11,821    $   11,906    $   14,029
                                      ==========    ==========    ==========

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
    (WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))

                          NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

6.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2000 and 1999 (in 000's):

                                               DECEMBER 31, 2000         DECEMBER 31, 1999

                                             CARRYING    ESTIMATED     CARRYING    ESTIMATED
                                              AMOUNT     FAIR VALUE     AMOUNT     FAIR VALUE
                                           --------------------------------------------------
     Financial assets:
             Cash and cash equivalents      $    7,292   $    7,292   $   11,458   $   11,458
             Fixed maturities                  110,843      110,843      119,940      119,940
             Mortgages                          26,876       27,890       26,244       26,595
             Policy loans                          541          541          538          538
             Short-term investments             16,001       16,001        7,295        7,295

     Financial liabilities:
             Contractholder deposit funds   $   95,508   $   94,447   $  106,400   $  108,424
             Fixed annuity contracts             8,530        8,219        8,916        8,549

     The fair values of cash and cash equivalents are estimated to be cost plus accrued interest which approximates fair value. The fair values of short-term bonds are estimated to be the amortized cost. The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturity, repayment and liquidity characteristics. The fair values of mortgage loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

     Policy loans are stated at unpaid principal balances, which approximate fair value.

     The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
    (WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))

                          NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

7.   REINSURANCE

     GROUP INSURANCE

     The Company has an agreement with Sun Life Assurance Company of Canada whereby Sun Life Assurance Company of Canada reinsures the mortality risks of the group life insurance contracts. Under this agreement, certain death benefits are reinsured on a yearly renewable term basis. The agreement provides that Sun Life Assurance Company of Canada will reinsure the mortality risks in excess of $50,000 per policy for group life contracts ceded by the Company.

     The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the group long-term disability contracts. Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure $4,000 per policy per month for long-term disability contracts ceded by the Company.

     The effects of reinsurance were as follows (in 000's):

                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                   ------------------------------------
                                                                      2000         1999         1998
                                                                   ----------   ----------   ----------
     Insurance premiums:
           Direct                                                  $   21,484   $   21,629   $   19,772
           Ceded                                                        3,674        3,780        3,547
                                                                   ----------   ----------   ----------
     Net Premiums                                                  $   17,810   $   17,849   $   16,225
                                                                   ==========   ==========   ==========

     Insurance and other individual policy benefits, and claims:
           Direct                                                  $   23,654   $   23,764   $   22,377
           Ceded                                                        4,273        3,611        2,354
                                                                   ----------   ----------   ----------
     Net policy benefits and claims                                $   19,381   $   20,153   $   20,023
                                                                   ==========   ==========   ==========

     The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely. However, to limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
    (WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))

                          NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

8.   RETIREMENT PLANS:

     PENSION PLAN

     The Company and certain affiliates participate with Sun Life Assurance Company of Canada in a non-contributory defined benefit pension plan covering essentially all employees. Benefits under all plans are based on years of service and employees' average compensation. The Company's funding policies for the pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA"); currently the plans are fully funded. Most pension plan assets consist of separate accounts of Sun Life Assurance Company of Canada or other insurance company contracts.

     The following table sets forth the change in the pension plan's projected benefit obligations and assets, as well as the plan's funded status at December 31, 2000, 1999, and 1998 (in 000's):

                                                               YEAR ENDED DECEMBER 31,

                                                        2000            1999            1998
                                                    ------------    ------------    ------------
CHANGE IN PROJECTED BENEFIT OBLIGATION:
Projected benefit obligation at beginning of year   $     99,520    $    110,792    $     79,684

Service cost                                               5,242           5,632           4,506

Interest cost                                              7,399           6,952           6,452

Actuarial loss (gain)                                        579         (21,480)         21,975

Benefits paid                                             (3,065)         (2,376)         (1,825)
                                                    ------------    ------------    ------------
Projected benefit obligation at end of year         $    109,675    $     99,520    $    110,792
                                                    ============    ============    ============

CHANGE IN FAIR VALUE OF PLAN ASSETS:
Fair value of plan assets at beginning of year      $    158,271    $    151,575    $    136,610

Actual return on plan assets                               8,218           9,072          16,790
Benefits paid                                             (3,285)         (2,376)         (1,825)
                                                    ------------    ------------    ------------
Fair value of plan assets at end of year            $    163,204    $    158,271    $    151,575
                                                    ============    ============    ============

Funded status                                       $     53,529    $     58,752    $     40,783

Unrecognized net actuarial loss                          (12,620)        (20,071)         (2,113)
Unrecognized transition obligation                       (20,561)        (22,617)        (24,674)
Unrecognized prior service cost                            6,501           7,081           7,661
                                                    ------------    ------------    ------------

Prepaid benefit cost                                $     26,849    $     23,145    $     21,657
                                                    ============    ============    ============

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
    (WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))

                          NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

8.   RETIREMENT PLANS (CONTINUED):

     The following table sets forth the components of the net periodic pension cost for the years ended December 31, 2000, 1999 and 1998 (in 000's).

                                                           YEAR ENDED DECEMBER 31,

                                                      2000          1999          1998
                                                  ---------------------------------------

     COMPONENTS OF NET PERIODIC BENEFIT COST:
     Service cost                                  $    5,242    $    5,632    $    4,506

     Interest cost                                      7,399         6,952         6,452

     Expected return on plan assets                   (13,723)      (12,041)      (10,172)

     Amortization of transition obligation asset       (2,056)       (2,056)       (2,056)

     Amortization of prior service cost                   580           580           580

     Recognized net actuarial gain                     (1,146)         (554)         (677)
                                                  ---------------------------------------
     Net periodic benefit cost                     $   (3,704)   $   (1,487)   $   (1,367)
                                                  =======================================
     The Company's share of net periodic benefit   $       52    $       63    $       65
                                                  =======================================

     The projected benefit obligations were based on calculations that utilize certain assumptions. The assumed weighted average discount rate was 7.5% for the years ended December 31, 2000 and 1999. The expected return on plan assets for 2000 and 1999 was 8.75% and the assumed rate of compensation increase for both 2000 and 1999 was 4.50%.

     The Company and certain affiliates also participate with Sun Life
     Assurance Company of Canada and certain affiliates in a 401(k) savings plan for which substantially all employees are eligible. Under the various plans the Company matches, up to specified amounts, employees' contributions to the plan. The Company's contributions were $8,000 and $26,000 for the years ended December 31, 2000 and 1999, respectively.

     OTHER POST-RETIREMENT BENEFIT PLANS

     In addition to pension benefits, the Company and certain affiliates provide certain health, dental, and life insurance benefits ("postretirement benefits") for retired employees and dependents. Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount. The following table sets forth the change in other postretirement benefit plans' obligations and assets, as well as the plans' funded status at December 31, 2000, 1999 and 1998 (in 000's).

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
    (WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))

                          NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

8.  RETIREMENT PLANS (CONTINUED):

                                                                   2000                1999                1998
                                                             -------------------------------------------------------
     CHANGE IN BENEFIT OBLIGATION:
     Benefit obligation at beginning of year                  $     12,217         $     10,419          $    9,845

     Service cost                                                      529                  413                 240

     Interest cost                                                   1,139                  845                 673

     Actuarial loss                                                  3,665                1,048                 308

     Benefits paid                                                   (465)                 (508)               (647)
                                                              ------------------------------------------------------

     Benefit obligation at end of year                        $     17,085         $     12,217          $   10,419
                                                              ======================================================

     CHANGE IN FAIR VALUE OF PLAN ASSETS:
     Fair value of plan assets at beginning of year           $          -         $          -          $        -

     Employer contributions                                            465                  508                 647

     Benefits paid                                                    (465)                (508)               (647)
                                                              ------------------------------------------------------
     Fair value of plan assets at end of year                 $          -         $          -          $        -
                                                              ======================================================

     Funded Status                                            $    (17,085)        $    (12,217)         $   (10,419)
     Unrecognized net actuarial loss                                 4,914                1,469                  586
     Unrecognized transition obligation                                 95                  140                  185
                                                              ------------------------------------------------------
     Prepaid (accrued) benefit cost                           $    (12,076)        $    (10,608)         $    (9,648)
                                                              ======================================================

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
    (WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))

                          NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

8.   RETIREMENT PLANS (CONTINUED):

     The following table sets forth the components of the net periodic postretirement benefit costs for the years ended December 31, 2000, 1999 and 1998 (in 000's).

                                                                   2000               1999                1998
                                                             ---------------------------------------------------
     COMPONENTS OF NET PERIODIC BENEFIT COST

     Service cost                                             $      529          $      413         $      239


     Interest cost                                                 1,139                 845                673

     Amortization of transition obligation(asset)                     45                  45                 45

     Recognized net actuarial loss (gain)                            219                 164                (20)
                                                              --------------------------------------------------

     Net periodic benefit cost                                $    1,932          $    1,467          $     937
                                                              ==================================================

     The Company's share of net periodic benefit cost         $       11          $        9          $       6
                                                              ==================================================

     In order to measure the postretirement benefit obligation at December 31, 2000 the Company assumed a 10.9% annual rate of increase in the per capita cost of covered health care benefits (5.5% for dental benefits). These rates were assumed to decrease gradually to 5.0% for 2006 and remain at that level thereafter. Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. For example, increasing the health care cost trend rate assumptions by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 2000 by $3.4 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2000 by $405 thousand. Conversely, decreasing assumed rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation at December 31, 2000 by $2.8 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 2000 by $320 thousand. The assumed weighted average discount rate used in determining the postretirement benefit obligation for both 2000 and 1999 was 7.50%.

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
    (WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))

                          NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

9.   FEDERAL INCOME TAXES

     The Company files a consolidated federal income tax return with Sun Life Assurance Company of Canada (U.S.) and other affiliates as previously described in Note 1. Federal income taxes are calculated as if the Company was filing a separate federal income tax return. A summary of the components of federal income tax expense in the statements of income for the years ended December 31, was as follows (in 000's):

                                                           2000             1999             1998
                                                          -------          -------          -------
      Federal income tax expense:
      Current                                             $ 2,112           $1,301           $2,206
      Deferred                                             (1,154)             879              517
                                                          --------          ------           ------

      Total                                               $   958           $2,180           $2,723
                                                          ========          ======           ======

     Federal income taxes attributable to the operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%. The Company's effective rate differs from the federal income tax rate as follows:

                                                             2000            1999             1998
                                                           --------        --------        --------
      Expected federal income tax expense                   $  944          $ 2,322         $  2,914
      Other                                                     14            (142)            (191)

                                                            -------         --------        --------

      Federal income tax expense                            $  958          $ 2,180         $  2,723
                                                            =======         ========        ========

     The net deferred income tax liability represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax assets and liabilities as of December 31 were as follows:

                                                                   2000         1999
                                                                ---------    ---------
      Deferred tax assets:
          Investments, net                                       $   650      $   799
          Actuarial liabilities                                    4,442        2,020
          Other                                                        -        3,349
                                                                 --------     -------
      Total deferred tax assets                                    5,092        6,168
                                                                 --------     -------

      Deferred tax liabilities:
          Deferred policy acquisition costs (DAC)                  (6,418)     (7,842)
          Other                                                      (235)          -
                                                                 --------     -------

      Total deferred tax liabilities                               (6,653)     (7,842)
                                                                 --------     -------

      Net deferred tax liabilities                               $ (1,561)   $ (1,674)
                                                                 =========   ========

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
    (WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))

                          NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

9.   FEDERAL INCOME TAXES (CONTINUED)

     The Company makes payments under the tax sharing agreements as if it were filing as a separate company. Cash payments for federal income taxes were approximately $701,000 and $2,521,000, for the years ended December 31, 2000 and 1999, respectively.

     The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the consolidated financial statements in anticipation of the results of these audits. The Company is currently under audit by the IRS for the years 1994 and 1995. In the Company's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company's financial statements. However, the amounts of these tax liabilities could be revised in the future if estimates of the Company's ultimate liability are revised.

10.  LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

     Activity in the liability for unpaid claims and claims adjustment expenses related to the group life and group disability products is summarized below (in 000's):

                                                          2000               1999
                                                     ---------------    ---------------
      Balance at January 1                           $      17,755       $     15,002
      Less reinsurance recoverables                         (4,036)            (3,232)
                                                     ---------------     --------------
      Net balance at January 1                              13,719             11,770
                                                     ---------------     --------------
      Incurred related to:
        Current year                                        10,670             12,187
        Prior years                                            (14)            (1,487)
                                                     ---------------     --------------
      Total incurred                                        10,656             10,700
                                                     ---------------     --------------
      Paid losses related to:
        Current year                                        (5,473)            (6,755)
        Prior years                                         (3,395)            (1,996)
                                                     ---------------     --------------
      Total paid                                            (8,868)            (8,751)
                                                     ---------------     --------------

      Net balance at December 31                            20,574             17,755
      Less reinsurance recoverables                         (5,067)            (4,036)
                                                     ---------------     --------------
      Balance at December 31                         $      15,507       $     13,719
                                                     ===============     ==============

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustments expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its individual and group disability lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
    (WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))

                          NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

11.  DEFERRED POLICY ACQUISITION COSTS

     The following illustrates the changes to the deferred policy acquisition cost asset (in 000's):

                                                                         2000                1999
                                                                     -----------         -----------
       Balance at January 1                                           $   27,893           $  26,107
           Acquisition costs deferred                                      1,901               2,651
           Amortized to expense during year                              (5,844)              (2,670)
           Adjustment for unrealized investment gains (losses)
             during year                                                   (151)                1,805
                                                                      ----------           ----------
       Balance at December 31                                         $   23,799           $   27,893
                                                                      ==========           ==========

12.  SEGMENT INFORMATION

     The Company conducts business principally in three operating segments and maintains a corporate segment to provide for the capital needs of the various operating segments and to engage in other financing-related activities. Each segment was defined consistent with the way results are evaluated by the chief operating decision-maker. Net investment income is allocated based on segmented assets by line of business.

     WEALTH MANAGEMENT

     The Wealth Management segment markets and administers both individual fixed and variable annuity products.

     GROUP PROTECTION

     The Group Protection segment markets and administers group life insurance, long-term disability and short-term disability products. These products are sold to employers that provide group benefits for their employees.

     INDIVIDUAL PROTECTION

     The only individual products offered are conversions from the group life products.

     CORPORATE

     The Corporate segment includes the unallocated capital of the Company and items not otherwise attributable to the other segments. Management evaluates the results of the operating segments on an after-tax basis. The Company does not materially depend on one or a few customers, brokers or agents. The following amounts pertain to the various business segments (in 000's):

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
    (WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))

                          NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

12.  SEGMENT INFORMATION  (CONTINUED)

                                                           YEAR ENDED DECEMBER 31, 2000

                                                                        PRETAX
                                    TOTAL              TOTAL            INCOME        NET OPERATING             TOTAL
                                  REVENUES         EXPENDITURES         (LOSS)         INCOME(LOSS)            ASSETS
                                --------------    ----------------    ------------    ----------------      --------------
      Wealth Management         $      20,066     $        18,033     $     2,033     $     1,307           $     711,141
      Group Protection                 17,194              15,350           1,844           1,199                  30,514
      Individual Protection               224                 301             (77)            (50)                  1,040
      Corporate                        (1,179)                (76)         (1,103)           (717)                 10,677
                                --------------    ----------------    ------------    ----------------      --------------
                         Total  $      36,305     $        33,608     $     2,697     $     1,739           $     753,372
                                ==============    ================    ============    ================      ==============

                                                             YEAR ENDED DECEMBER 31, 1999

      Wealth Management             $  20,565          $   16,234         $ 4,331     $     2,958           $     804,824
      Group Protection                 16,415              15,541             874             568                  25,172
      Individual Protection               391                  56             335             218                     483
      Corporate                         1,268                 173           1,095             711                   4,121
                                --------------    ----------------    ------------    ----------------      --------------
                         Total      $  38,639          $   32,004         $ 6,635     $     4,455           $     834,600
                                ==============    ================    ============    ================      ==============

                                                             YEAR ENDED DECEMBER 31, 1998

      Wealth Management              $ 21,174          $   16,896         $ 4,278             $ 3,295           $ 703,694
      Group Protection                 15,259              13,023           2,236               1,526              23,297
      Individual Protection               294                 558            (264)               (171)              7,493
      Corporate                         2,329                 253           2,076                 953               9,277
                                --------------    ----------------    ------------    ----------------      --------------
                         Total       $ 39,056          $   30,730         $ 8,326             $ 5,603           $ 743,761
                                ==============    ================    ============    ================      ==============

13.  REGULATORY FINANCIAL INFORMATION

     The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory net income and capital stock and surplus differs from net income and shareholder's equity reported in accordance with GAAP for stock life insurance companies primarily because, under statutory basis accounting, policy acquisition costs are expensed when incurred, reserves are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions and reflect a different method of adoption, and income tax expense reflects only taxes paid or currently payable.

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
    (WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))

                          NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

13.  REGULATORY FINANCIAL INFORMATION (CONTINUED)

     The following information reconciles statutory net income and statutory surplus with net income and equity on a GAAP basis (in 000's):

                                                                             YEAR ENDED DECEMBER 31,

                                                                   2000                   1999               1998
                                                                -----------           -----------         ----------
      Statutory net income                                        $   2,589            $   4,710           $   6,685

      Adjustments to GAAP for life insurance companies:
        Statutory interest maintenance reserve                        (180)                  254                 320
        Investment income and realized gains (losses)               (2,454)                2,599                 254
        Policyowner benefits                                          3,515               (2,205)             (2,967)
        Deferred policy acquisition costs                            (3,943)                 (19)              1,836
        Deferred income taxes                                         2,069                 (880)               (516)
        Other, net                                                      143                   (4)                 (9)
                                                                -----------            ---------           ---------
      GAAP net income                                           $     1,739            $   4,455           $   5,603
                                                                ===========            =========           =========

                                                                            DECEMBER 31,

                                                                         2000              1999
                                                                      ----------         ---------
      Statutory capital stock and surplus                              $   39,560         $  41,346

      Adjustments to GAAP for life insurance companies:
        Valuation of investments                                          (3,859)            (2,185)
        Deferred policy acquisition costs                                 23,799             27,893
        Future policy benefits and
           Contractholder deposit funds                                   (5,566)           (10,547)
        Deferred income taxes                                             (1,561)            (1,674)
        Statutory interest maintenance reserve                               297                554
        Statutory asset valuation reserve                                    884              1,210
        Other, net                                                         1,866               (149)
                                                                       ----------         ---------
      GAAP equity                                                      $   55,420         $  56,448
                                                                       ==========         =========

14.  DIVIDEND RESTRICTIONS

     The Company's ability to pay dividends is subject to certain restrictions. New York has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
    (WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))

                          NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

14.  DIVIDEND RESTRICTIONS (CONTINUED)

     On September 20, 2000, New York insurance law was amended to permit a domestic stock life insurance company to distribute a dividend to its shareholders, without notice to the Superintendent of Insurance of the State of New York, where the aggregate amount of such dividend in any calendar year does not exceed the lesser of: (1) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or
     (2) its net gain from operations for the immediately preceding calendar year, not including realized capital gains. Under the previous law, domestic stock life insurers were prohibited from distributing any dividends to shareholders unless the insurer filed a notice of its intention to declare a dividend and its amount with the Superintendent at least 30 days in advance of the proposed declaration, and such proposed distribution was not disapproved by the Superintendent. Dividends in the amount of $4,700,000, $6,500,000, and $3,000,000 were declared and paid during 2000, 1999, and 1998, respectively, by the Sun Life Insurance and Annuity Company of New York to the Company. These dividends were approved by the Board of Directors and the State of New York Insurance Department.

15.  COMMITMENTS AND CONTINGENCIES

     REGULATORY AND INDUSTRY DEVELOPMENTS

     Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments.

     LITIGATION

     The Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary and punitive damages have been asserted. Although there can be no assurance, management, at the present time, does not anticipate that the ultimate liability arising from such pending and threatened litigation will have a material effect on the financial condition or operating results of the Company.

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
    (WHOLLY-OWNED SUBSIDIARY OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))

                          NOTES TO FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

15.  COMMITMENTS AND CONTINGENCIES (CONTINUED)

LEASE COMMITMENTS

The Company leases various facilities and equipment under operating leases with terms of up to 10 years. As of December 31, 2000, minimum future lease payments under such leases are as follows (in 000's):

                              2001                               $  250,520
                              2002                                  262,264
                              2003                                  270,072
                              2004                                  180,048
                              Thereafter                                  -
                                                                 ----------
                             Total                               $  962,904
                                                                 ==========

Total rental expense for the years ended December 31, 2000, 1999 and 1998 was $419,000, $565,000, and $407,000, respectively.

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholder of Sun Life Insurance and Annuity Company of New York:

We have audited the accompanying balance sheets of Sun Life Insurance and Annuity Company of New York (the "Company") as of December 31, 2000 and 1999, and the related statements of income, stockholder's equity, comprehensive income and of cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Sun Life Insurance and Annuity Company of New York as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts


February 7, 2001